UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2214
                                                     ---------------------

                             Columbia Funds Trust I
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  10/31/2004
                                           ------------------

                  Date of reporting period: 10/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                           Columbia Tax-Managed Funds

                                  Annual Report
                                October 31, 2004



                        [photo of man and woman smiling]



                                    [LOGO]:
                                 COLUMBIA FUNDS
                         A MEMBER OF COLUMBIA MANAGEMENT

Table of Contents

Economic Update .......................    1

Columbia Tax-Managed Aggressive
   Growth Fund ........................    2

Columbia Tax-Managed Growth Fund ......    6

Columbia Tax-Managed Growth Fund II ...    8

Columbia Tax-Managed Value Fund .......   12

Financial Statements ..................   16

   Investment Portfolio ...............   17

   Statements of Assets and Liabilities   27

   Statements of Operations ...........   29

   Statements of Changes in Net Assets    30

   Notes to Financial Statements ......   34

   Financial Highlights ...............   42

Report of Independent Registered
   Public Accounting Firm .............   51

Unaudited Information .................   52

Trustees and Officers .................   53

Important Information
   About This Report ..................   57




PRESIDENT'S MESSAGE
                    -----------------------------------------------------------
                                                     Columbia Tax-Managed Funds

Dear Shareholder:

Your fund's legal and management teams here at Columbia Funds have been working hard to strengthen our mutual fund services operation and to ensure that all operations and processes comply with legal and regulatory standards. In the coming months, we will continue to monitor the oversight enhancements recently put in place by your fund's Board of Trustees and make every effort to protect the interests of all our shareholders in everything we do.

In our last report, we announced that your fund's advisor, Columbia Management Advisors, Inc., and your fund's distributor, Columbia Funds Distributor, Inc., had reached an agreement in principle with the Securities and Exchange Commission and the New York Attorney General to settle charges involving market timing in some of our mutual funds. We want to reassure you that the settlement and all associated legal fees will be paid by Columbia Management, not by the affected funds or their shareholders.

Recently the Securities and Exchange Commission has adopted new rules regarding mutual fund governance. We think it is important for you to know that Columbia Management complied with the majority of these rules well before they were adopted. Your fund's Board of Trustees has taken the following important steps to strengthen its capacity to oversee your fund and to comply with SEC rules.

o The Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia Funds. In this role, Ms. Hoene will report directly to the Board of Trustees and will work with the Board of Trustees as well as the senior leadership of Columbia Management, the investment management arm of Bank of America, and with Bank of America's principal compliance executives. She will focus on the overall compliance program of the funds and the responsibility and performance of the fund's service providers.

     Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Previously she also served as associate director and deputy director for the Securities and Exchange Commission Division of Investment Management. As an active advisor, Ms. Hoene has helped several fund boards develop independent board practices. The Board is pleased to have Ms. Hoene, with her broad and extensive experience, in this important new position.

o The Board of Trustees has established operational guidelines that result in stronger, more vigilant trusteeship across the entire Columbia Management organization. Board committees have been established to oversee products by fund category, allowing for greater specialization among board trustees. Shareholders will elect board members every five years, beginning in 2005.

o In addition to enhancements to oversight within Columbia Management, our parent company--Bank of America--has also adopted a corporate Code of Ethics Committee, an Internal Compliance Controls Committee and a Regulatory Implementation Group to ensure full alignment and execution of remedial actions and best practices across the company.

In the pages that follow, you'll find a discussion of the economic environment during the period, followed by a detailed report from the funds' managers on key factors that influenced performance. This report is rich in information, and you should discuss it with your financial advisor if you have questions.

We are committed to providing quality products and services to our shareholders, strengthening your confidence in us, and working hard to help you achieve financial success. It is a privilege to play a role in your financial future, and we value your business. Thank you for choosing Columbia Management.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's chief liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

ECONOMIC UPDATE
                ---------------------------------------------------------------
                                                     Columbia Tax-Managed Funds

The US economy grew at a solid pace of approximately 4.0% during the 12-month period that began November 1, 2003 and ended October 31, 2004. The economy encountered a soft patch in the second quarter of 2004, as disappointing job growth and rising energy prices slowed the pace of consumer spending and restrained business spending as well. Nevertheless, growth picked up again in the third quarter.

Job growth dominated the economic news during this reporting period: When more than one million jobs were created in the spring of 2004, consumer confidence soared to its highest level in two years. However, when job growth faltered during the summer months, confidence fell--and continued to fall--through the end of the period. According to the Labor Department's Payroll Survey, the job market has not fully recovered from the losses incurred during the economic downturn of 2000-2001, leaving consumers cautious about job prospects for the months ahead.

Consumer spending grew during the period, as last year's tax rebates and tax cuts worked their way into household budgets. Even when consumer spending growth declined during the summer, housing activity remained strong. The business sector also contributed to the economy's solid pace. Industrial production rose; factories utilized more of their capacity; and spending on technology, capital equipment and construction picked up. Yet, business spending was not as robust as expected, given a maturing economic cycle and two straight years of double-digit profit growth.

Stocks outperformed bonds

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 9.42% during this 12-month reporting period. However, concerns about new terror threats, continued fighting in Iraq, higher oil prices and uncertainty surrounding the presidential election helped sideline investors as the period wore on. Late in the period, leadership passed from small-cap stocks to mid- and large-cap stocks. Value stocks continued to lead growth stocks until the final months of the period, when small- and mid-cap growth stocks bested their value counterparts. Energy and real estate investment trusts were the best-performing sectors.

Bonds deliver respectable gains

Despite bouts of interest-rate volatility, the US bond market delivered respectable gains during the period. Bond prices sagged in the spring when job growth picked up and investors began to anticipate higher short-term interest rates. However, a shaky stock market, higher oil prices and some disappointing economic data gave the bond market a boost in the latter half of the period. The 10-year Treasury yield, a bellwether for the bond market, ended the period at just over 4.0%, very close to where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 5.53% for the 12-month period. The municipal bond market did even better. The Lehman Brothers Municipal Bond Index returned 6.03%. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 12.07%.

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.0% to 1.75% in three equal steps during the period. The federal funds rate was raised to 2.0% on November 10, 2004. The Fed indicated that it would continue to raise short-term interest rates at a "measured pace," in an attempt to balance economic growth against inflationary pressures.

-------------------------------------------------------------------------------
[sidebar data]:

Summary
For the 12-month period
ended October 31, 2004

o Stocks outperformed bonds, as measured by the S&P 500 Index. Value stocks, as measured by the S&P 500/Barra Value Index, were the period's strongest performers.

     S&P 500 Index              9.42%

     S&P/Barra Value Index      14.46%



o Despite interest rate volatility, bonds chalked up respectable gains as measured by the Lehman Brothers Aggregate Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

     Merrill Lynch Index        12.07%

     Lehman Aggregate Index     5.53%


The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

-------------------------------------------------------------------------------

Performance Information
                       --------------------------------------------------------
                                    Columbia Tax-Managed Aggressive Growth Fund

Performance of a $10,000 investment
08/01/00 - 10/31/04 ($)
---------------------------------------
 sales charge    without       with
=======================================
   Class A        6,626        6,244
=======================================
   Class B        6,419        6,291
=======================================
   Class C        6,419        6,419
=======================================
   Class Z        6,661         n/a
=======================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

[mountain chart data]:

Value of a $10,000 investment 08/01/00 - 10/31/04

  Class A shares       Class A shares    Russell MidCap
without sales charge  with sales charge   Growth Index

08/2000   $10,000        $ 9,425         $10,000
           11,648         10,978          11,508
           11,709         11,035          10,945
           10,664         10,051          10,197
            8,335          7,856           7,981
            8,914          8,401           8,401
            9,500          8,954           8,881
            7,723          7,279           7,345
            6,757          6,368           6,294
            7,343          6,921           7,343
            7,516          7,083           7,308
            7,809          7,360           7,312
            7,334          6,912           6,819
            6,842          6,448           6,325
            5,815          5,480           5,279
            6,048          5,700           5,834
            6,557          6,180           6,463
            6,877          6,481           6,708
            6,825          6,433           6,490
            6,575          6,196           6,122
            6,963          6,563           6,589
            6,877          6,481           6,241
            6,756          6,367           6,055
            6,342          5,977           5,386
            5,660          5,334           4,863
            5,565          5,245           4,846
            5,366          5,058           4,461
            5,556          5,237           4,807
            5,694          5,366           5,183
            5,392          5,082           4,870
            5,358          5,050           4,822
            5,254          4,952           4,780
            5,254          4,952           4,869
            5,539          5,220           5,201
            5,988          5,643           5,701
            6,109          5,757           5,783
            6,238          5,879           5,989
            6,566          6,189           6,319
            6,239          5,880           6,196
            6,748          6,360           6,696
            6,920          6,522           6,875
            6,946          6,547           6,950
            7,102          6,693           7,180
            7,084          6,677           7,300
            6,990          6,588           7,286
            6,636          6,254           7,081
            6,722          6,336           7,248
            6,869          6,474           7,363
            6,239          5,880           6,876
            6,101          5,750           6,791
            6,368          6,002           7,045
10/2004     6,626          6,244           7,282


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from August 1, 2000.


Average annual total return as of 10/31/04 (%)
------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
==========================================================================================
   Inception              08/01/00            08/01/00           08/01/00       08/01/00
==========================================================================================
   Sales charge       without     with    without    with    without    with     without
==========================================================================================
   1-year              -1.79     -7.47     -2.49     -7.37    -2.49     -3.47     -1.40
==========================================================================================
   Life                -9.22    -10.49     -9.90    -10.33    -9.90     -9.90     -9.11
==========================================================================================


Average annual total return as of 09/30/04 (%)
-------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
===========================================================================================
   Sales charge      without      with   without     with   without     with     without
===========================================================================================
   1-year               2.07     -3.78      1.13     -3.87     1.27      0.27      2.34
===========================================================================================
   Life               -10.27    -11.54    -10.94    -11.38   -10.94    -10.94    -10.15
===========================================================================================


The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

UNDERSTANDING YOUR EXPENSES
                            ---------------------------------------------------
                                    Columbia Tax-Managed Aggressive Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

-------------------------------------------------------------------------------
[sidebar data]:

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

-------------------------------------------------------------------------------


May 1, 2004 - October 31, 2004
-------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
=========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
=========================================================================================================================
 Class A     1,000.00     1,000.00          998.64     1,017.34           7.79         7.86                   1.55
=========================================================================================================================
 Class B     1,000.00     1,000.00          994.52     1,013.83          11.28        11.39                   2.25
=========================================================================================================================
 Class C     1,000.00     1,000.00          994.52     1,013.83          11.28        11.39                   2.25
=========================================================================================================================
 Class Z     1,000.00     1,000.00          999.95     1,018.85           6.28         6.34                   1.25
=========================================================================================================================


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT
                           -----------------------------------------------------
                                     Columbia Tax-Managed Aggressive Growth Fund

For the 12-month period ended October 31, 2004, Columbia Tax-Managed Aggressive Growth Fund class A shares returned negative 1.79% without sales charge. The fund trailed the Russell MidCap Growth Index, which returned 8.77%. The fund also fell short of the Morningstar Mid-Cap Growth Funds Category average, which was 5.68%.1 Much of the fund's weak performance occurred in the first half of the reporting period, when an emphasis on technology stocks hurt the fund's performance. Technology was one of the period's disappointments, and the fund's stock selection within technology detracted from the fund's return. The fund had less exposure than its benchmark to entertainment and consumer-related stocks, which also had a negative impact on its return.

TECHNOLOGY LED DISAPPOINTMENTS

Technology stocks had a strong run in the fourth quarter of 2003 and many of the fund's technology holdings generated gains. Unfortunately, these gains were not sufficient to offset double digit losses in other technology holdings. As the period progressed, the sector lost ground as investors retreated, in general, from more aggressive segments of the stock market. Concerns about the economy, interest rates, terrorism, continued fighting in Iraq and the presidential election weighed on the stock market. Against this backdrop, technology stocks were punished particularly hard for any earnings shortfall. The fund's investments in software stocks, in particular, were disappointments. Veritas Software Corp., lost approximately 39% for the 12-month period. Amkor Technology, Inc., which makes packaging for semiconductors, lost 73%. We eliminated the fund's position in Amkor and brought its technology exposure in line with its benchmark by the end of the period. More generally, we eliminated commodity-type stocks in favor of companies with proprietary products of higher intellectual property content, and therefore, companies that have experienced higher gross margins.

ENERGY AND MATERIALS STOCKS HELPED PERFORMANCE

The fund benefited from its investments in the energy and materials sectors. Energy stocks were driven higher as the price of oil rose to a record high and drilling activity increased. Among the fund's best energy stocks were National-Oilwell, Inc., a supplier of components for drilling rigs, and XTO Energy, Inc. an oil and gas production company. Although materials stocks were a relatively small position in the fund, good stock selection and an overweight position relative to the benchmark, helped performance.

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

   Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

--------------------------------------------------------------------------------
[sidebar data]:

Summary

o For the 12-month period ended October 31, 2004, the fund's class A shares returned negative 1.79% without sales charge.

o The fund's returns trailed the Russell MidCap Growth Index and the average return of the Morningstar Mid-Cap Growth Funds Category primarily because of its emphasis on technology stocks, which were the period's weakest performers.

o Stock selection in the technology sector and lower-than-benchmark exposure to consumer-related stocks, which were strong, hurt performance.


artwork: one arrow down, one arrow up

Class A shares                     -1.79%

Russell MidCap Growth Index         8.77%


                                    Objective
                             Seeks long-term capital
                              growth while reducing
                         shareholder exposure to taxes

                                Total net assets
                                  $10.5 million

Net asset value per share
as of 10/31/04 ($)
-------------------------------------
   Class A                     7.68
=====================================
   Class B                     7.44
=====================================
   Class C                     7.44
=====================================
   Class Z                     7.72
=====================================

              ------------------------------------------------------------------
                                     Columbia Tax-Managed Aggressive Growth Fund

Materials stocks benefited from a continued worldwide economic recovery. Potash Corp of Saskatchewan, Inc., Peabody Energy Corp., Phelps Dodge Corp. and Florida Rock Industries, Inc. logged returns of 35% or higher for the reporting period.


Health care stock Elan Corp. Plc was the fund's single best performer during the period. Elan is a biotechnology company that focuses on therapies for neurology, autoimmune diseases and pain. It has several therapies that have shown promise in treating Alzheimer's disease. However, the strong gains from Elan were not enough to offset losses from other health care positions. Overall, the fund's health care investments detracted from performance. Over the past year, health care stocks struggled as reimbursement issues and uncertainty over the outcome of the presidential election clouded the investment environment. We are generally optimistic that the sector has the potential to rebound as these issues are clarified.

Kenneth A. Korngiebel has co-managed Columbia Tax-Managed Aggressive Growth Fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

/s/ Kenneth A. Korngiebel

Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 2003.

/s/ Trent E. Nevills

Investing in small- and mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Certain active tax-reduction techniques are used only if the fund's advisor believes they will help the fund achieve its investment goals.

On October 13, 2004, the fund's Board of Trustees voted to liquidate the fund. The fund was closed to new investors as of the close of business on November 10, 2004. The fund is scheduled for liquidation on or about December 10, 2004.

We thank you for investing in Columbia Funds and look forward to serving you in the future.

--------------------------------------------------------------------------------
[sidebar data]:

Top 5 sectors as of 10/31/04 (%)
--------------------------------------
   Information technology       26.3
======================================
   Health care                  18.8
======================================
   Consumer discretionary       18.3
======================================
   Industrials                  11.5
======================================
   Energy                        7.2
======================================


Top 10 holdings as of 10/31/04 (%)
--------------------------------------
   Medicis Pharmaceutical Corp. 1.8
======================================
   Potash Corp. of
      Saskatchewan, Inc.        1.7
======================================
   Marvell Technology
      Group Ltd.                1.6
======================================
   Yum! Brands, Inc.            1.6
======================================
   DaVita, Inc.                 1.5
======================================
   Corporate Executive
      Board Co.                 1.5
======================================
   Advanced Micro Devices, Inc. 1.4
======================================
   Manpower, Inc.               1.4
======================================
   Fisher Scientific
      International, Inc.       1.4
======================================
   XM Satellite Radio
      Holdings, Inc.            1.4
======================================


Holdings discussed in this report
as of 10/31/04 (%)
--------------------------------------
   VERITAS Software Corp.       0.6
======================================
   National-Oilwell, Inc.       1.3
======================================
   XTO Energy, Inc.             0.9
======================================
   Potash Corp. of
      Saskatchewan, Inc.        1.7
======================================
   Peabody Energy Corp.         0.7
======================================
   Phelps Dodge Corp.           0.7
======================================
   Florida Rock Industries,
      Inc.                      0.3
======================================
   Elan Corp. PLC               0.9
======================================

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

PERFORMANCE INFORMATION
                        -------------------------------------------------------
                                                Columbia Tax-Managed Growth Fund

sidebar:

Performance of a $10,000 investment
12/30/96 - 10/31/04 ($)
---------------------------------------
   sales
   charge       without        with
=======================================
   Class A       13,313       12,548
=======================================
   Class B       12,550       12,550
=======================================
   Class C       12,550       12,550
=======================================
   Class E       13,234       12,639
=======================================
   Class F       12,569       12,569
=======================================
   Class Z       13,512         n/a
=======================================

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

[mountain chart data]:

Value of a $10,000 investment 12/30/96 - 10/31/04

       Class A shares  Class A shares
          without           with         S&P 500
       sales charge    sales charge       Index

12/1996   $10,000        $ 9,425         $10,000
            9,960          9,387           9,827
           10,386          9,789          10,441
           10,227          9,639          10,523
            9,672          9,116          10,090
            9,959          9,387          10,693
           10,723         10,107          11,344
           11,239         10,593          11,852
           12,131         11,434          12,795
           11,595         10,928          12,079
           12,349         11,639          12,741
           11,943         11,256          12,315
           12,221         11,518          12,885
           12,389         11,677          13,107
           12,627         11,901          13,252
           13,500         12,724          14,208
           14,086         13,276          14,935
           14,076         13,267          15,086
           13,728         12,939          14,827
           14,036         13,229          15,429
           13,926         13,125          15,265
           11,674         11,003          13,058
           12,429         11,714          13,895
           13,281         12,517          15,025
           14,204         13,387          15,935
           15,048         14,183          16,853
           15,227         14,351          17,557
           15,029         14,165          17,011
           15,743         14,838          17,692
           16,080         15,155          18,376
           15,732         14,828          17,943
           17,002         16,024          18,939
           16,575         15,622          18,348
           16,456         15,510          18,258
           16,148         15,220          17,757
           17,051         16,071          18,882
           17,240         16,249          19,265
           19,275         18,166          20,400
           18,342         17,287          19,375
           18,510         17,446          19,009
           19,532         18,409          20,868
           18,720         17,643          20,240
           17,827         16,802          19,825
           18,709         17,633          20,315
           18,670         17,596          19,998
           19,900         18,756          21,240
           18,907         17,820          20,118
           18,232         17,184          20,034
           16,130         15,203          18,455
           16,319         15,380          18,546
           17,459         16,456          19,204
           15,366         14,482          17,453
           14,166         13,351          16,346
           15,187         14,314          17,616
           15,128         14,258          17,734
           14,821         13,969          17,303
           14,673         13,829          17,134
           13,681         12,894          16,061
           12,183         11,482          14,763
           12,580         11,857          15,045
           13,642         12,857          16,199
           13,691         12,904          16,342
           13,354         12,586          16,103
           13,136         12,381          15,793
           13,672         12,886          16,386
           12,829         12,091          15,393
           12,749         12,016          15,280
           11,608         10,941          14,192
           10,825         10,202          13,086
           10,913         10,286          13,171
            9,892          9,323          11,739
           10,785         10,165          12,773
           11,460         10,801          13,525
           10,666         10,053          12,731
           10,527          9,922          12,397
           10,478          9,875          12,211
           10,617         10,007          12,330
           11,520         10,857          13,346
           11,986         11,297          14,049
           11,877         11,194          14,229
           12,205         11,503          14,479
           12,522         11,802          14,762
           12,254         11,550          14,605
           12,988         12,242          15,432
           13,117         12,363          15,568
           13,673         12,887          16,383
           13,902         13,102          16,685
           14,060         13,252          16,917
           13,901         13,102          16,661
           13,573         12,793          16,400
           13,732         12,942          16,625
           13,880         13,082          16,947
           13,215         12,455          16,386
           13,165         12,408          16,452
           13,205         12,445          16,629
10/2004    13,313         12,548          16,878



The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 30, 1996.


Average annual total return as of 10/31/04 (%)
--------------------------------------------------------------------------------------------------------------------------------
   Share class                A                   B                  C                  E                  F              Z
================================================================================================================================
   Inception              12/30/96            12/30/96           12/30/96           12/30/96           12/30/96       01/11/99
================================================================================================================================
   Sales charge      without      with   without     with   without     with    without    with    without     with    without
================================================================================================================================
   1-year               2.52      -3.37     1.77     -3.23     1.77      0.77      2.46    -2.15      1.85     -3.15     2.87
================================================================================================================================
   5-year              -4.83      -5.95    -5.54     -5.92    -5.54     -5.54     -4.92    -5.79     -5.52     -5.90    -4.59
================================================================================================================================
   Life                 3.72       2.94     2.94      2.94     2.94      2.94      3.64     3.03      2.96      2.96     3.92
================================================================================================================================




Average annual total return as of 09/30/04 (%)
--------------------------------------------------------------------------------------------------------------------------------
   Share class                A                   B                  C                  E                  F              Z
================================================================================================================================
   Sales charge      without      with   without     with   without     with    without    with    without     with    without
================================================================================================================================
   1-year               7.77       1.58     6.90      1.90     6.90      5.90      7.57     2.73      6.89      1.89     8.00
================================================================================================================================
   5-year              -3.95      -5.08    -4.68     -5.07    -4.67     -4.67     -4.03    -4.91     -4.61     -4.99    -3.71
================================================================================================================================
   Life                 3.65       2.86     2.87      2.87     2.87      2.87      3.56     2.95      2.88      2.88     3.84
================================================================================================================================


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 4.50% FOR CLASS E SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND F SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Class Z share performance information includes returns for the fund's class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class of shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class Z shares would have been higher.

UNDERSTANDING YOUR EXPENSES
                           -----------------------------------------------------
                                                Columbia Tax-Managed Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

--------------------------------------------------------------------------------
[sidebar data]:

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

--------------------------------------------------------------------------------


May 1, 2004 - October 31, 2004
-------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
=========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
=========================================================================================================================
 Class A     1,000.00     1,000.00          981.30     1,018.35           6.72         6.85                   1.35
=========================================================================================================================
 Class B     1,000.00     1,000.00          977.08     1,014.58          10.44        10.63                   2.10
=========================================================================================================================
 Class C     1,000.00     1,000.00          977.83     1,014.58          10.44        10.63                   2.10
=========================================================================================================================
 Class E     1,000.00     1,000.00          980.49     1,017.85           7.22         7.35                   1.45
=========================================================================================================================
 Class F     1,000.00     1,000.00          977.83     1,014.58          10.44        10.63                   2.10
=========================================================================================================================
 Class Z     1,000.00     1,000.00          983.01     1,019.61           5.48         5.58                   1.10
=========================================================================================================================


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PERFORMANCE INFORMATION
                        --------------------------------------------------------
                                             Columbia Tax-Managed Growth Fund II

sidebar:

Performance of a $10,000 investment
03/07/00 - 10/31/04 ($)
--------------------------------------
   sales charge without        with
======================================
   Class A        7,083        6,677
======================================
   Class B        6,842        6,705
======================================
   Class C        6,825        6,825
======================================
   Class Z        7,158         n/a
======================================


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

[mountain chart data]:

Value of a $10,000 investment 03/07/00 - 10/31/04

       Class A shares  Class A shares
          without           with         S&P 500
       sales charge    sales charge       Index

03/2000   $10,000        $ 9,425         $10,000
           10,450          9,849          11,061
            9,859          9,292          10,728
            9,442          8,899          10,508
            9,866          9,299          10,768
            9,883          9,315          10,600
           10,492          9,889          11,258
           10,017          9,441          10,664
            9,625          9,072          10,619
            8,516          8,027           9,782
            8,666          8,168           9,830
            9,266          8,733          10,179
            8,091          7,626           9,251
            7,499          7,068           8,664
            8,075          7,610           9,337
            8,008          7,547           9,400
            7,832          7,382           9,171
            7,732          7,287           9,082
            7,207          6,793           8,513
            6,457          6,086           7,825
            6,599          6,219           7,975
            7,224          6,808           8,586
            7,307          6,887           8,662
            7,065          6,659           8,535
            6,990          6,588           8,371
            7,307          6,887           8,685
            6,865          6,471           8,159
            6,824          6,431           8,099
            6,257          5,897           7,522
            5,832          5,497           6,936
            5,849          5,513           6,981
            5,308          5,002           6,222
            5,783          5,450           6,770
            6,141          5,788           7,169
            5,700          5,372           6,748
            5,649          5,325           6,571
            5,608          5,285           6,472
            5,691          5,364           6,535
            6,158          5,804           7,074
            6,399          6,031           7,447
            6,341          5,976           7,542
            6,516          6,141           7,675
            6,691          6,307           7,824
            6,550          6,173           7,741
            6,941          6,542           8,179
            6,999          6,597           8,251
            7,300          6,880           8,684
            7,425          6,998           8,844
            7,508          7,076           8,967
            7,416          6,990           8,831
            7,241          6,825           8,693
            7,333          6,911           8,812
            7,408          6,982           8,983
            7,049          6,644           8,685
            7,016          6,613           8,720
            7,033          6,629           8,814
10/2004     7,083          6,677           8,948


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 7, 2000.

Average annual total return as of 10/31/04 (%)
-----------------------------------------------------------------------------------------
   Share class                A                   B                  C             Z
=========================================================================================
   Inception              03/07/00            03/07/00           03/07/00      03/07/00
=========================================================================================
   Sales charge      without      with   without     with   without     with    without
=========================================================================================
   1-year               2.04     -3.85      1.36     -3.64     1.36      0.36      2.38
=========================================================================================
   Life                -7.14     -8.32     -7.83     -8.23    -7.88     -7.88     -6.93
=========================================================================================




Average annual total return as of 09/30/04 (%)
-----------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
=========================================================================================
   Sales charge      without      with   without     with   without     with     without
=========================================================================================
   1-year               7.38      1.20      6.54      1.54     6.55      5.55      7.70
=========================================================================================
   Life                -7.42     -8.61     -8.12     -8.53    -8.17     -8.17     -7.20
=========================================================================================


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

UNDERSTANDING YOUR EXPENSES
                           -----------------------------------------------------
                                             Columbia Tax-Managed Growth Fund II

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

--------------------------------------------------------------------------------
[sidebar data]:

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

--------------------------------------------------------------------------------


May 1, 2004 - October 31, 2004
-------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
=========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
=========================================================================================================================
 Class A     1,000.00     1,000.00          978.13     1,017.60           7.46         7.61                   1.50
=========================================================================================================================
 Class B     1,000.00     1,000.00          974.91     1,013.83          11.17        11.39                   2.25
=========================================================================================================================
 Class C     1,000.00     1,000.00          974.86     1,013.83          11.17        11.39                   2.25
=========================================================================================================================
 Class Z     1,000.00     1,000.00          979.49     1,018.85           6.22         6.34                   1.25
=========================================================================================================================


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT
                          ------------------------------------------------------
                                               Columbia Tax-Managed Growth Funds

For the 12-month period ended October 31, 2004, Columbia Tax-Managed Growth Fund class A shares returned 2.52% without sales charge. Columbia Tax-Managed Growth Fund II class A shares returned 2.04% without sales charge. The funds underperformed their benchmark, the S&P 500 Index, which returned 9.42% for the period. The funds also trailed their peer group, the Morningstar Large Cap Growth Category, which averaged 3.15%.1 We believe stock selection in the consumer and financial sectors and disappointments from semiconductor stocks in the technology sector accounted for the funds' underperformance relative to their benchmark and peer group.

STOCKS PEAK EARLY IN PERIOD

Driven by an expanding economy and strong corporate profit growth, large-cap stocks generated positive returns this reporting period. However, the gains were achieved in the first four months of the period. Stock prices peaked in March, then moved sideways to downward as investors became concerned about rising interest rates, sharply higher energy prices, the conflict in Iraq and the outcome of the presidential election.

In this environment, media and retail stocks disappointed as the result of a weaker-than-expected recovery in advertising spending and a slow-down in consumer spending growth. We reduced the funds' media exposure by selling their positions in cable television and high-speed Internet provider Comcast Corp. Online auctioneer eBay, Inc. made the sector's only positive contribution to return.

The financial sector was also a weak performer for the funds. Rising interest rates took a toll on many financial stocks. New York Community Bank was particularly affected, and we sold the stock during the period. Alleged accounting improprieties hurt financial services firm Federal National Mortgage Association (Fannie Mae) and insurance provider American International Group, Inc. Unusually high catastrophic losses during this year's hurricane season had an adverse impact on the funds' property and casualty insurance holdings.

TECHNOLOGY DISAPPOINTMENTS DEPRESSED RETURNS

Technology stocks stumbled in 2004 as demand was less robust than expected and earnings were disappointing. Strong stock selection resulted in some attractive gains for the funds. Among the strong technology performers were Affiliated Computer Services, Inc., which provides business processing and information technology outsourcing

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

   Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

--------------------------------------------------------------------------------
[sidebar data]:

Summary

o For the 12-month period ended October 31, 2004, the class A shares of Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II returned 2.52% and 2.04% without sales charge, respectively.

o The funds underperformed their benchmark, the S&P 500 Index, and their peer group, the Morningstar Large Cap Growth Category.

o We believe stock selection in the technology, finance and consumer sectors hurt the funds' performance relative to their benchmark and peer group.

                             Tax-Managed Growth Fund

Net asset value per share
as of 10/31/04 ($)
--------------------------------------
   Class A                     13.42
======================================
   Class B                     12.65
======================================
   Class C                     12.65
======================================
   Class E                     13.34
======================================
   Class F                     12.67
======================================
   Class Z                     13.62
======================================



                           Tax-Managed Growth Fund II

Net asset value per share
as of 10/31/04 ($)
--------------------------------------
   Class A                     8.50
======================================
   Class B                     8.21
======================================
   Class C                     8.19
======================================
   Class Z                     8.59
======================================


                            Tax-Managed Growth Fund

Top 5 sectors as of 10/31/04 (%)
--------------------------------------
   Information technology      20.2
======================================
   Financials                  18.5
======================================
   Health care                 17.6
======================================
   Industrials                 12.5
======================================
   Consumer discretionary      10.6
======================================


                           Tax-Managed Growth Fund II

Top 5 sectors as of 10/31/04 (%)
--------------------------------------
   Information technology      19.6
======================================
   Health care                 17.8
======================================
   Financials                  17.7
======================================
   Industrials                 12.4
======================================
   Consumer discretionary      10.6
======================================

Sector breakdowns are calculated as a percentage of net assets.

                 ---------------------------------------------------------------
                                               Columbia Tax-Managed Growth Funds

services, and network storage systems vendors Network Appliance, Inc. and EMC Corp. Symantec Corp., a leading provider of computer security software, also aided returns, and we took advantage of a price gain to sell the stock at a profit during the period. However, these gains were not enough to offset losses from the funds' semiconductor holdings. We reduced the funds' exposure to semiconductors by eliminating positions in Microchip Technology, Inc. and National Semiconductor Corp. We also pared some of the funds' other semiconductor holdings.

STRONGEST GAINS FROM BASIC MATERIALS, INDUSTRIALS AND HEALTH CARE

Industrials and basic materials stocks benefited returns as continued economic growth resulted in increased industrial production. The funds' strongest performers were metals producer Phelps Dodge Corp. and machinery makers Eaton Corp., Illinois Tool Works, Inc. and Deere & Co. We sold Phelps Dodge and Deere & Co. when they reached our price objectives. In the health care sector, the funds' investments in equipment, supplies and services stocks, such as St. Jude Medical, Inc., Zimmer Holdings, Inc., Medtronic, Inc. and Express Scripts, Inc. made strong positive contributions. These gains helped offset continued weakness in the pharmaceutical sector, where growth trends have slowed. During the period, we sold the funds' holdings in Pfizer, Inc. and AstraZeneca PLC and replaced them with Caremark Rx, Inc. and Schering-Plough Corp., which we believe have more dynamic growth prospects.

POSITIVE OUTLOOK DESPITE CHALLENGES

Now that the uncertainty surrounding the presidential election has been resolved, we expect investors to focus once again on the outlook for the economy and corporate profits. Rising interest rates and energy prices remain causes for concern. However, we believe that the economy and corporate profits have the potential to continue to grow in 2005, albeit at a slower pace. Against that favorable backdrop, we believe investors could rotate back into the higher-quality, large-cap stocks that make up the funds'core holdings.

William M. Hughes is a senior equity analyst at Stein Roe Investment Counsel, LLC, sub-advisor to the funds. Mr. Hughes is also a member of the investment management team for Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II. No single individual has primary management responsibility over the funds' portfolio securities.

/s/ William M. Hughes

The funds' approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Certain active tax-reduction techniques are used only if the funds' advisor believes they will help the funds achieve their investment goals. The funds expect to distribute taxable income and capital gains from time to time. Market conditions may limit the funds' ability to generate tax losses or to avoid dividend income. The ability to use certain tax-managed techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

[sisebar data} :


                            Tax-Managed Growth Fund

Top 10 holdings as of 10/31/04 (%)
-----------------------------------------------------
   General Electric Co.                       3.4
=====================================================
   Exxon Mobil Corp.                          3.4
=====================================================
   Wal-Mart Stores, Inc.                      3.4
=====================================================
   Bank of America Corp.                      3.0
=====================================================
   Microsoft Corp.                            3.0
=====================================================
   Kohl's Corp.                               2.7
=====================================================
   Lexmark International, Inc.                2.7
=====================================================
   Lehman Brothers Holdings, Inc.             2.7
=====================================================
   St. Jude Medical, Inc.                     2.5
=====================================================
   Univision Communications, Inc.             2.5
=====================================================


                           Tax-Managed Growth Fund II

Top 10 holdings as of 10/31/04 (%)
-----------------------------------------------------
   General Electric Co.                       3.4
=====================================================
   Exxon Mobil Corp.                          3.4
=====================================================
   Wal-Mart Stores, Inc.                      3.2
=====================================================
   Microsoft Corp.                            2.9
=====================================================
   Univision Communications, Inc.             2.7
=====================================================
   Lehman Brothers Holdings, Inc.             2.6
=====================================================
   Kohl's Corp.                               2.6
=====================================================
   Walgreen Co.                               2.6
=====================================================
   St. Jude Medical, Inc.                     2.5
=====================================================
   Lexmark International, Inc.                2.5
=====================================================



                                   Columbia  Columbia
                                      Tax-     Tax-
Holdings discussed                  Managed  Managed
in this report as                    Growth  Growth
of 10/31/04 (%)                       Fund   Fund II
-----------------------------------------------------
   eBay, Inc.                          1.1    1.1
=====================================================
   Federal National
     Mortgage Association
     (Fannie Mae)                      1.8    1.6
=====================================================
   American International
     Group, Inc.                       2.3    2.4
=====================================================
   Affiliated Computer
     Services, Inc.                    2.3    2.1
=====================================================
   Network Appliance, Inc.             1.4    1.4
=====================================================
   EMC Corp.                           1.8    1.8
=====================================================
   Eaton Corp.                         2.3    2.2
=====================================================
   Illinois Tool Works, Inc.           2.0    2.0
=====================================================
   St. Jude Medical, Inc.              2.5    2.5
=====================================================
   Zimmer Holdings, Inc.               1.9    1.9
=====================================================
   Medtronic, Inc.                     2.3    2.2
=====================================================
   Express Scripts, Inc.               1.8    1.9
=====================================================
   Caremark Rx, Inc.                   1.9    2.0
=====================================================
   Schering-Plough Corp.               1.9    1.9
=====================================================


Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

PERFORMANCE INFORMATION
                       ---------------------------------------------------------
                                                 Columbia Tax-Managed Value Fund

sidebar:

Performance of a $10,000 investment
06/01/99 - 10/31/04 ($)
-----------------------------------------
   sales charge  without       with
=========================================
   Class A        9,577        9,026
=========================================
   Class B        9,227        9,134
=========================================
   Class C        9,227        9,227
=========================================
   Class Z        9,718         n/a
=========================================


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

       Class A shares  Class A shares     Russell                      S&P 500/
          without           with         1000 Value       S&P 500    Barra Value
       sales charge    sales charge       Index            Index        Index


06/1999   $10,000        $ 9,425         $10,000          $10,000        $10,000
           10,200          9,614          10,349           10,616         10,427
            9,733          9,173          10,046           10,285         10,107
            9,358          8,820           9,673           10,234          9,851
            8,641          8,144           9,335            9,954          9,466
            8,866          8,356           9,873           10,584         10,001
            8,799          8,294           9,796           10,799          9,942
            8,749          8,246           9,843           11,435         10,316
            8,357          7,877           9,522           10,861          9,988
            7,741          7,295           8,815           10,656          9,363
            8,624          8,128           9,890           11,698         10,340
            8,774          8,269           9,776           11,346         10,271
            9,215          8,685           9,878           11,113         10,303
            8,724          8,222           9,427           11,388          9,896
            8,607          8,112           9,545           11,210         10,094
            9,090          8,567          10,075           11,906         10,771
            9,124          8,599          10,168           11,277         10,769
            9,507          8,960          10,418           11,230         10,970
            9,440          8,897          10,032           10,345         10,408
            9,982          9,408          10,534           10,396         10,944
            9,940          9,369          10,574           10,765         11,406
            9,906          9,337          10,280            9,783         10,650
            9,565          9,015           9,917            9,163         10,229
            9,698          9,140          10,403            9,875         10,923
            9,881          9,313          10,637            9,941         11,038
            9,614          9,061          10,401            9,699         10,680
            9,864          9,297          10,379            9,604         10,495
            9,814          9,249           9,963            9,003          9,889
            9,447          8,903           9,262            8,276          8,949
            9,497          8,951           9,182            8,434          8,949
            9,863          9,296           9,716            9,081          9,517
            9,938          9,367           9,945            9,161          9,662
            9,722          9,163           9,868            9,027          9,397
            9,596          9,044           9,884            8,853          9,314
           10,088          9,507          10,352            9,185          9,791
            9,655          9,100           9,996            8,629          9,300
            9,621          9,068          10,046            8,565          9,337
            8,530          8,039           9,470            7,955          8,748
            7,822          7,372           8,589            7,335          7,802
            7,897          7,443           8,654            7,383          7,856
            6,780          6,391           7,692            6,581          6,958
            7,405          6,979           8,262            7,160          7,536
            7,997          7,537           8,783            7,581          8,066
            7,630          7,192           8,401            7,136          7,647
            7,347          6,925           8,198            6,949          7,437
            6,923          6,525           7,979            6,845          7,235
            6,898          6,501           7,993            6,911          7,226
            7,414          6,988           8,696            7,481          7,940
            8,014          7,553           9,258            7,875          8,525
            8,198          7,726           9,374            7,976          8,587
            8,156          7,687           9,513            8,116          8,778
            8,289          7,812           9,662            8,275          8,967
            8,122          7,655           9,567            8,187          8,805
            8,414          7,930          10,152            8,650          9,407
            8,497          8,008          10,291            8,727          9,492
            9,087          8,564          10,924            9,184         10,078
            9,213          8,683          11,117            9,353         10,257
            9,456          8,913          11,355            9,483         10,488
            9,415          8,873          11,255            9,340         10,416
            9,179          8,651          10,980            9,193         10,159
            9,179          8,651          11,092            9,319         10,276
            9,423          8,881          11,354            9,500         10,499
            9,246          8,715          11,194            9,185         10,299
            9,347          8,810          11,353            9,222         10,410
            9,482          8,936          11,529            9,322         10,607
10/2004     9,577          9,026          11,720            9,462         10,766


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Standard & Poor's (S&P) 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with low price-to-book ratios. The S&P 500 Index and the S&P 500/Barra Value Index were the fund's previous benchmark. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from June 1, 1999.


Average annual total return as of 10/31/04 (%)
------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
==========================================================================================
   Inception              06/01/99            06/01/99           06/01/99       06/01/99
==========================================================================================
   Sales charge      without      with   without     with   without     with     without
==========================================================================================
   1-year              13.78      7.24     12.98      7.98    12.98     11.98     14.10
==========================================================================================
   5-year               1.55      0.36      0.86      0.47     0.86      0.86      1.83
==========================================================================================
   Life                -0.79     -1.87     -1.47     -1.66    -1.47     -1.47     -0.53
==========================================================================================



Average annual total return as of 09/30/04 (%)
------------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
==========================================================================================
   Sales charge      without      with   without     with   without     with     without
==========================================================================================
   1-year              16.73     10.02     15.98     10.98    15.98     14.98     17.14
==========================================================================================
   5-year               1.88      0.68      1.17      0.79     1.17      1.17      2.18
==========================================================================================
   Life                -0.99     -2.08     -1.67     -1.85    -1.67     -1.67     -0.71
==========================================================================================


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

UNDERSTANDING YOUR EXPENSES
                           -----------------------------------------------------
                                                 Columbia Tax-Managed Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

--------------------------------------------------------------------------------
[sidebar data]:

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

--------------------------------------------------------------------------------



May 1, 2004 - October 31, 2004
------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid             Fund's annualized
            beginning of the period ($)     end of the period ($)        during the period ($)         expense ratio (%)
========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
========================================================================================================================
 Class A     1,000.00     1,000.00        1,045.55     1,017.65           7.66         7.56                   1.49
========================================================================================================================
 Class B     1,000.00     1,000.00        1,042.13     1,014.13          11.24        11.09                   2.19
========================================================================================================================
 Class C     1,000.00     1,000.00        1,042.13     1,014.13          11.24        11.09                   2.19
========================================================================================================================
 Class Z     1,000.00     1,000.00        1,046.90     1,019.15           6.12         6.04                   1.19
========================================================================================================================


Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGERS' REPORT
                          ------------------------------------------------------
                                                 Columbia Tax-Managed Value Fund

For the 12-month period ended October 31, 2004, Columbia Tax-Managed Value Fund class A shares returned 13.78% without sales charge. The fund's return trailed the Russell 1000 Value Index, which returned 15.45%. It was higher than the average return of the Morningstar Large Value Category, which was 12.14%.1 Favorable results from energy and utility investments helped the portfolio achieve a double-digit gain for the period.

SECTOR SELECTION AIDS PERFORMANCE

Portfolio performance was led by investments in the utilities sector, which were up approximately 52% during the period. Utilities are generally high-yielding investments, and they became increasingly attractive to investors seeking higher current yields in a favorable tax environment. A number of utility companies improved their credit ratings through restructuring. In particular, TXU Corp. engineered a successful sale of non-strategic assets, improving its financial condition and enabling the company to preserve its dividend.

An overweight position in the energy sector also contributed favorably to portfolio performance. The price of oil went higher and stayed higher longer than many people expected, resulting in substantial profits for companies such as BPPLC, ConocoPhillips and Halliburton Co. Because we believe these profits may not be sustainable, we reduced the fund's position in the sector late in the period, taking advantage of the group's price appreciation.

LIMITING THE IMPACT OF UNDERPERFORMING SECTORS

The worst performing sector during the period was technology, which rose only 5.6% for the twelve-month period. Corporate spending on new computer systems and software has been disappointing, as many companies have been paying out dividends, buying back stock or stockpiling cash as an alternative to spending. Because technology companies tend not to pay generous dividends, they were out of favor with investors for much of the period.

The weakness in technology shares had a limited impact on the portfolio, because we maintained a market weight of approximately 6% of total assets. However, the financial sector, which accounts for 30% of the fund's assets was up only slightly during the period and consequently held down overall returns. Financial stocks tend not to perform well during periods of rising short-term interest rates, which occurred in the second half of the period. In addition, capital market activities slowed

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

   Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

--------------------------------------------------------------------------------
[sidebar data]:

Summary

o For the 12-month period ended October 31, 2004, the fund's class A shares returned 13.78% without sales charge.

o The fund's return was below its benchmark, the Russell 1000 Value Index, but above the average for other funds in its category.

o The fund benefited from effective sector management, highlighting strong performers such as energy while underweighting financial stocks and the consumer discretionary sector.

artwork: 2 arrows up

Class A shares             13.78%

Russell 1000 Value Index   15.45%


                                    Objective
                             Seeks long-term capital
                              growth while reducing
                         shareholder exposure to taxes

                                Total net assets
                                  $73.1 million

Net asset value per share
as of 10/31/04 ($)
------------------------------------------
   Class A                       11.40
==========================================
   Class B                       11.07
==========================================
   Class C                       11.07
==========================================
   Class Z                       11.53
==========================================



Distributions declared per share
11/01/03 - 10/31/04 ($)
------------------------------------------
   Class A                        0.09
==========================================
   Class B                        0.00*
==========================================
   Class C                        0.00*
==========================================
   Class Z                        0.12
==========================================

* Rounds to less than $0.01 per share.

                   -------------------------------------------------------------
                                                 Columbia Tax-Managed Value Fund

down over the past year, and the banking industry experienced soft loan demand at a time when many companies were content to let cash build up on their balance sheets.

Consumer discretionary stocks were a drag on fund performance. However, we did well to keep the fund's exposure in the sector lower than the fund's benchmark because consumer stocks were weak during the period. We eliminated the fund's position in General Motors Corp. and held back on investments in the retail sector. Our view was that as the refinancing boom tailed off and the effect of the 2003 tax credit waned, consumers would lose some of their spending strength and that consumer-oriented companies would suffer as a result. The sector's weak performance supported that view.

A TEMPERED OUTLOOK FOR VALUE INVESTMENTS

While value-oriented investments have outperformed significantly over the past twelve months, our outlook is more restrained today. We believe that value stocks are fairly valued at current levels. With rising interest rates likely to constrain the market as a whole, we plan to continue to manage the fund with a value-oriented eye to finding quality companies trading at reasonable prices.

Gregory M. Miller has co-managed Columbia Tax-Managed Value Fund since April 2003 and has been with the advisor or its predecessors or affiliate organizations since 1985.

/s/ Gregory M. Miller

Richard Dahlberg has co-managed the fund since October 2003 and has been with the advisor since September 2003.

/s/ Richard Dahlberg

Brian Cunningham has co-managed the fund since November 2003 and has been with the advisor or its predecessors or affiliate organizations since 1987.

/s/ Brian Cunningham

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Certain active tax-reduction techniques are used only if the fund's advisor believes they will help the fund achieve its investment goals. The fund expects to distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

--------------------------------------------------------------------------------
[sidebar data]:


Top 5 sectors as of 10/31/04 (%)
--------------------------------------
   Financials                  29.7
======================================
   Energy                      13.9
======================================
   Industrials                 11.8
======================================
   Consumer staples            10.5
======================================
   Consumer discretionary       6.7
======================================



Top 10 holdings as of 10/31/04 (%)
--------------------------------------
   Citigroup, Inc.              4.1
======================================
   Exxon Mobil Corp.            3.7
======================================
   ConocoPhillips               3.0
======================================
   JPMorgan Chase & Co.         2.9
======================================
   BP PLC                       2.8
======================================
   General Electric Co.         2.8
======================================
   U.S. Bancorp                 2.2
======================================
   SBC Communications, Inc.     2.2
======================================
   Wells Fargo & Co.            2.2
======================================
   TXU Corp.                    2.1
======================================



Holdings discussed in this report
as of 10/31/04 (%)
--------------------------------------
   TXU Corp.                    2.1
======================================
   BPPLC                        2.8
======================================
   ConocoPhillips               3.0
======================================
   Halliburton Co.              1.2
======================================

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

FINANCIAL STATEMENTS
                    ------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

            A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------
                      INVESTMENT PORTFOLIO       The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period.
                                                 Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
------------------------------------------------------------------------------------------------------------------
       STATEMENT OF ASSETS AND LIABILITIES       This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by
                                                 subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and
                                                 non-investment assets. The share price for each class is
                                                 calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
------------------------------------------------------------------------------------------------------------------
                   STATEMENT OF OPERATIONS       This statement details income earned by the fund and the
                                                 expenses accrued by the fund during the reporting period. The
                                                 Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
------------------------------------------------------------------------------------------------------------------
        STATEMENT OF CHANGES IN NET ASSETS       This statement demonstrates how the fund's net assets were affected by its operating results, distributions to
                                                 shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
------------------------------------------------------------------------------------------------------------------
             NOTES TO FINANCIAL STATEMENTS       These notes disclose the organizational background of the
                                                 fund, its significant accounting policies (including those surrounding security valuation, income recognition and
                                                 distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
------------------------------------------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS       The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results.
                                                 The financial highlights table also discloses the classes'
                                                 performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
                    ------------------------------------------------------------
October 31, 2004
                                     Columbia Tax-Managed Aggressive Growth Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 18.3%
  Auto Components - 0.5%
      Autoliv, Inc.                      1,260        53,865
                                                  ----------
                         Auto Components Total        53,865
  Hotels, Restaurants & Leisure - 5.7%
     Applebee's International, Inc.      2,580        59,005
     Cheesecake Factory, Inc. (a)        1,390        60,340
     Four Seasons Hotels, Inc.             540        36,515
     Harrah's Entertainment, Inc.        1,610        94,217
     Hilton Hotels Corp.                 5,210       103,679
     Marriott International, Inc.,
       Class A                           1,380        75,196
     Yum! Brands, Inc.                   3,810       165,735
                                                  ----------
           Hotels, Restaurants & Leisure Total       594,687
  Household Durables - 2.0%
     Centex Corp.                        1,340        69,600
     D.R. Horton, Inc.                   2,290        68,700
     Harman International Industries,
       Inc.                                350        42,063
     Pulte Homes, Inc.                     580        31,830
                                                  ----------
                      Household Durables Total       212,193
  Leisure Equipment & Products - 0.4%
     Marvel Enterprises, Inc. (a)        3,000        46,200
                                                  ----------
            Leisure Equipment & Products Total        46,200
  Media - 3.1%
     Grupo Televisa SA, ADR                820        45,100
     Lamar Advertising Co., Class A (a)  1,320        54,674
     Sirius Satellite Radio, Inc. (a)    7,100        27,690
     Univision Communications, Inc.,
       Class A (a)                       1,670        51,703
     XM Satellite Radio Holdings, Inc.,
       Class A (a)                       4,600       148,672
                                                  ----------
                                   Media Total       327,839
  Specialty Retail - 5.3%
     Bed Bath & Beyond, Inc. (a)         1,220        49,764
     Chico's FAS, Inc. (a)               3,340       133,700
     PETCO Animal Supplies, Inc. (a)     1,760        62,955
     PETsMART, Inc.                      2,720        86,986
     Staples, Inc.                       4,080       121,339
     Urban Outfitters, Inc. (a)          2,350        96,350
                                                  ----------
                        Specialty Retail Total       551,094
  Textiles, Apparel & Luxury Goods - 1.3%
     Coach, Inc. (a)                     2,930       136,626
                                                  ----------
        Textiles, Apparel & Luxury Goods Total       136,626
                                                  ----------
                  CONSUMER DISCRETIONARY TOTAL     1,922,504

CONSUMER STAPLES - 3.8%
  Food & Staples Retailing - 0.7%
     Whole Foods Market, Inc.              920        74,915
                                                  ----------
                Food & Staples Retailing Total        74,915

                                       Shares       Value ($)
--------------------------------------------------------------------------------
  Food Products - 2.6%
     Bunge Ltd.                          2,800       133,644
     Dean Foods Co. (a)                  2,850        85,073
     Hershey Foods Corp.                 1,060        53,731
                                                  ----------
                           Food Products Total       272,448
  Personal Products - 0.5%
     Alberto-Culver Co.                  1,180        52,935
                                                  ----------
                       Personal Products Total        52,935
                                                  ----------
                        CONSUMER STAPLES TOTAL       400,298

ENERGY - 7.2%
  Energy Equipment & Services - 4.6%
     Baker Hughes, Inc.                  2,330        99,794
     BJ Services Co.                     1,760        89,760
     Nabors Industries Ltd. (a)          1,060        52,067
     National-Oilwell, Inc. (a)          3,930       132,480
     Patterson-UTI Energy, Inc.          1,810        34,806
     Weatherford International Ltd. (a)  1,480        77,345
                                                  ----------
             Energy Equipment & Services Total       486,252
  Oil & Gas - 2.6%
     Apache Corp.                        1,060        53,742
     EOG Resources, Inc.                   630        41,933
     Murphy Oil Corp.                      420        33,608
     Ultra Petroleum Corp. (a)           1,000        48,600
     XTO Energy, Inc.                    2,920        97,470
                                                  ----------
                               Oil & Gas Total       275,353
                                                  ----------
                                  ENERGY TOTAL       761,605

FINANCIALS - 4.6%
  Capital Markets - 0.8%
     E*TRADE Financial Corp. (a)         6,640        85,656
                                                  ----------
                         Capital Markets Total        85,656
  Commercial Banks - 2.1%
     North Fork Bancorporation, Inc.     1,450        63,945
     TCF Financial Corp.                 2,870        90,462
     Zions Bancorporation                  940        62,200
                                                  ----------
                        Commercial Banks Total       216,607
  Insurance - 1.1%
     Ambac Financial Group, Inc.         1,530       119,432
                                                  ----------
                               Insurance Total       119,432
  Real Estate - 0.6%
     St. Joe Co.                         1,280        65,152
                                                  ----------
                             Real Estate Total        65,152
                                                  ----------
                              FINANCIALS TOTAL       486,847



See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004
                                     Columbia Tax-Managed Aggressive Growth Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
HEALTH CARE - 18.8%
  Biotechnology - 3.3%
     Amylin Pharmaceuticals, Inc. (a)    4,390        93,507
     Gen-Probe, Inc. (a)                 2,150        75,336
     Genzyme Corp. (a)                   2,160       113,335
     Martek Biosciences Corp. (a)        1,370        64,467
                                                  ----------
                           Biotechnology Total       346,645
  Health Care Equipment & Supplies - 6.4%
     Beckman Coulter, Inc.               1,030        61,285
     Biomet, Inc.                        2,490       116,233
     Fisher Scientific
       International, Inc. (a)           2,600       149,136
     Kinetic Concepts, Inc. (a)          2,850       142,016
     Thermo Electron Corp. (a)           4,040       117,160
     Varian Medical Systems, Inc. (a)    2,160        86,724
                                                  ----------
        Health Care Equipment & Supplies Total       672,554
  Health Care Providers & Services - 4.1%
     Accredo Health, Inc. (a)            2,340        53,890
     Anthem, Inc. (a)                      700        56,280
     Community Health Systems, Inc. (a)  2,040        54,713
     DaVita, Inc. (a)                    5,310       157,282
     McKesson Corp.                      1,990        53,053
     UnitedHealth Group, Inc.              719        52,056
                                                  ----------
        Health Care Providers & Services Total       427,274
  Pharmaceuticals - 5.0%
     Elan Corp. PLC, ADR (a)             3,800        98,040
     Endo Pharmaceuticals Holdings,
       Inc. (a)                          3,230        70,414
     IVAX Corp. (a)                      3,075        55,657
     Medicis Pharmaceutical Corp.,
       Class A                           4,720       191,962
     Nektar Therapeutics (a)             3,860        55,623
     Teva Pharmaceutical Industries
       Ltd., ADR                         2,110        54,860
                                                  ----------
                         Pharmaceuticals Total       526,556
                                                  ----------
                             HEALTH CARE TOTAL     1,973,029

INDUSTRIALS - 11.5%
  Aerospace & Defense - 1.1%
     L-3 Communications Holdings, Inc.     730        48,129
     United Defense Industries, Inc. (a) 1,560        62,618
                                                  ----------
                     Aerospace & Defense Total       110,747
  Air Freight & Logistics - 1.3%
     C.H. Robinson Worldwide, Inc.       1,380        74,437
      Expeditors International
        of Washington, Inc.              1,110        63,381
                                                  ----------
                 Air Freight & Logistics Total       137,818



                                       Shares       Value ($)
--------------------------------------------------------------------------------
  Building Products - 0.5%
     Masco Corp.                         1,530        52,418
                                                  ----------
                       Building Products Total        52,418
  Commercial Services & Supplies - 7.8%
     Avery Dennison Corp.                1,000        60,840
     Career Education Corp. (a)            930        29,174
     ChoicePoint, Inc. (a)               3,270       136,130
     Cintas Corp.                        1,240        53,494
     Corporate Executive Board Co.       2,400       152,760
     Education Management Corp. (a)      2,530        67,855
     Iron Mountain, Inc. (a)             3,420       113,031
     Manpower, Inc.                      3,350       151,587
     Robert Half International, Inc.     2,090        55,448
                                                  ----------
          Commercial Services & Supplies Total       820,319
  Construction & Engineering - 0.8%
     Jacobs Engineering Group, Inc. (a)  2,120        86,348
                                                  ----------
              Construction & Engineering Total        86,348
                                                  ----------
                             INDUSTRIALS TOTAL     1,207,650

INFORMATION TECHNOLOGY - 26.3%
  Communications Equipment - 3.7%
     Avocent Corp. (a)                   1,310        46,636
     Comverse Technology, Inc. (a)       4,780        98,659
     Harris Corp.                          900        55,377
     Juniper Networks, Inc. (a)          4,500       119,745
     Polycom, Inc. (a)                   3,300        68,145
                                                  ----------
                Communications Equipment Total       388,562
  Computers & Peripherals - 1.5%
     Lexmark International, Inc.,
       Class A (a)                         560        46,542
     SanDisk Corp. (a)                   5,000       104,350
                                                  ----------
                 Computers & Peripherals Total       150,892
  Electronic Equipment & Instruments - 1.0%
     CDW Corp.                             890        55,207
     FLIR Systems, Inc. (a)                890        47,357
                                                  ----------
      Electronic Equipment & Instruments Total       102,564
  Internet Software & Services - 0.7%
     Ask Jeeves, Inc. (a)                2,870        73,989
                                                  ----------
            Internet Software & Services Total        73,989
  IT Services - 1.4%
     Cognizant Technology Solutions Corp.,
       Class A (a)                       2,970       100,980
     SunGard Data Systems, Inc. (a)      1,880        49,801
                                                  ----------
                             IT Services Total       150,781




See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004
                                     Columbia Tax-Managed Aggressive Growth Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (continued)
  Office Electronics - 1.0%
     Zebra Technologies Corp.,
       Class A (a)                       1,920       101,741
                                                  ----------
                      Office Electronics Total       101,741
  Semiconductors & Semiconductor Equipment - 8.9%
     Advanced Micro Devices, Inc. (a)    9,040       152,053
     Altera Corp. (a)                    2,200        50,006
     Broadcom Corp., Class A (a)         5,100       137,955
     Linear Technology Corp.             3,020       114,398
     Marvell Technology Group Ltd. (a)   5,930       169,420
     Microchip Technology, Inc.          2,580        78,045
     National Semiconductor Corp.        2,180        36,406
     NVIDIA Corp. (a)                    5,620        81,321
     Silicon Laboratories, Inc. (a)      3,860       115,684
                                                  ----------
               Semiconductors & Semiconductor
                               Equipment Total       935,288
  Software - 8.1%
     Amdocs Ltd. (a)                     3,180        79,977
     BMC Software, Inc. (a)              4,320        81,734
     Business Objects SA, ADR (a)          850        21,692
     Check Point Software Technologies
       Ltd. (a)                          4,140        93,651
     Citrix Systems, Inc. (a)            4,470       107,861
     Hyperion Solutions Corp. (a)        2,650       106,344
     Intuit, Inc. (a)                    1,260        57,154
     Mercury Interactive Corp. (a)       2,950       128,118
     Novell, Inc. (a)                    7,950        57,161
     Shanda Interactive Entertainment Ltd.,
       ADR (a)                           1,800        54,700
     VERITAS Software Corp. (a)          3,010        65,859
                                                  ----------
                                Software Total       854,251
                                                  ----------
                  INFORMATION TECHNOLOGY TOTAL     2,758,068

MATERIALS - 5.2%
  Chemicals - 1.7%
     Potash Corp. of Saskatchewan, Inc.  2,600       173,654
                                                  ----------
                               Chemicals Total       173,654
  Construction Materials - 0.3%
     Florida Rock Industries, Inc.         710        36,671
                                                  ----------
                  Construction Materials Total        36,671
  Metals & Mining - 3.2%
     Allegheny Technologies, Inc.        1,960        32,948
     Freeport-McMoRan Copper & Gold,
       Inc., Class B                     1,530        55,417
     Inco Ltd. (a)                       2,620        92,748
     Peabody Energy Corp.                1,190        75,898
     Phelps Dodge Corp.                    880        77,035
                                                  ----------
                         Metals & Mining Total       334,046
                                                  ----------
                               MATERIALS TOTAL       544,371





                                       Shares       Value ($)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 3.9%
  Wireless Telecommunication Services - 3.9%
     American Tower Corp., Class A (a)   2,670        45,897
     Crown Castle International
       Corp. (a)                         6,060        92,779
     Millicom International
       Cellular SA (a)                   4,380        87,031
     Nextel Partners, Inc., Class A (a)  4,450        74,938
     VimpelCom, ADR (a)                    310        35,340
     Western Wireless Corp.,
       Class A (a)                       2,460        71,684
                                                  ----------
     Wireless Telecommunication Services Total       407,669
                                                  ----------
              TELECOMMUNICATION SERVICES TOTAL       407,669

                           TOTAL COMMON STOCKS
                          (cost of $9,409,107)    10,462,041

                     TOTAL INVESTMENTS - 99.6%
                      (COST OF $9,409,107) (B)    10,462,041

        OTHER ASSETS & Liabilities, Net - 0.4%        44,372

                           Net Assets - 100.0%    10,506,413


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $9,433,227.

            SECTOR                            % OF NET ASSETS
            ------                            ---------------
  Information Technology                                26.3%
  Health Care                                           18.8
  Consumer Discretionary                                18.3
  Industrials                                           11.5
  Energy                                                 7.2
  Materials                                              5.2
  Financials                                             4.6
  Telecommunication Services                             3.9
  Consumer Staples                                       3.8
  Other Assets &Liabilities, Net                         0.4
                                              --------------
                                                       100.0%

                ACRONYM                    NAME
                -------                    ----
                   ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
                    ------------------------------------------------------------
October 31, 2004
                                                Columbia Tax-Managed Growth Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 10.6%
  Internet & Catalog Retail - 1.1%
     eBay, Inc. (a)                     32,000     3,123,520
                                                  ----------
               Internet & Catalog Retail Total     3,123,520
  Media - 4.5%
     Univision Communications, Inc.,
       Class A (a)                     221,000     6,842,160
     Viacom, Inc., Class B             154,872     5,651,279
                                                  ----------
                                   Media Total    12,493,439
  Multiline Retail - 2.7%
     Kohl's Corp. (a)                  148,000     7,512,480
                                                  ----------
                        Multiline Retail Total     7,512,480
  Specialty Retail - 2.3%
     Lowe's Companies, Inc.            114,000     6,415,920
                                                  ----------
                        Specialty Retail Total     6,415,920
                                                  ----------
                  CONSUMER DISCRETIONARY TOTAL    29,545,359

CONSUMER STAPLES - 9.0%
  Food & Staples Retailing - 5.8%
     Wal-Mart Stores, Inc.             173,800     9,371,296
     Walgreen Co.                      190,000     6,819,100
                                                  ----------
                Food & Staples Retailing Total    16,190,396
  Household Products - 3.2%
     Colgate-Palmolive Co.              79,000     3,524,980
     Procter & Gamble Co.              103,000     5,271,540
                                                  ----------
                      Household Products Total     8,796,520
                                                  ----------
                        CONSUMER STAPLES TOTAL    24,986,916

ENERGY - 8.5%
  Energy Equipment & Services - 3.1%
     Nabors Industries Ltd. (a)        105,000     5,157,600
     Schlumberger Ltd.                  54,000     3,398,760
                                                  ----------
             Energy Equipment & Services Total     8,556,360
  Oil & Gas - 5.4%
     Apache Corp.                      115,000     5,830,500
     Exxon Mobil Corp.                 191,000     9,401,020
                                                  ----------
                               Oil & Gas Total    15,231,520
                                                  ----------
                                  ENERGY TOTAL    23,787,880

FINANCIALS - 18.5%
  Capital Markets - 5.1%
     Lehman Brothers Holdings, Inc.     90,000     7,393,500
     Merrill Lynch & Co., Inc.         125,100     6,747,894
                                                  ----------
                         Capital Markets Total    14,141,394



                                       Shares       Value ($)
--------------------------------------------------------------------------------
  Commercial Banks - 3.0%
     Bank of America Corp. (b)         188,600     8,447,394
                                                  ----------
                        Commercial Banks Total     8,447,394
  Diversified Financial Services - 1.3%
     Citigroup, Inc.                    82,155     3,645,217
                                                  ----------
          Diversified Financial Services Total     3,645,217
  Insurance - 7.3%
     American International Group, Inc.107,854     6,547,816
     Chubb Corp.                        61,000     4,399,930
     RenaissanceRe Holdings Ltd.       135,080     6,324,446
     XL Capital Ltd., Class A           42,500     3,081,250
                                                  ----------
                               Insurance Total    20,353,442
  Thrifts & Mortgage Finance - 1.8%
     Fannie Mae                         69,200     4,854,380
                                                  ----------
              Thrifts & Mortgage Finance Total     4,854,380
                                                  ----------
                              FINANCIALS TOTAL    51,441,827

HEALTH CARE - 17.6%
  Biotechnology - 1.9%
     Amgen, Inc. (a)                    93,800     5,327,840
                                                  ----------
                           Biotechnology Total     5,327,840
  Health Care Equipment & Supplies - 6.7%
     Medtronic, Inc.                   123,500     6,312,085
     St. Jude Medical, Inc. (a)         90,300     6,914,271
     Zimmer Holdings, Inc. (a)          70,000     5,431,300
                                                  ----------
        Health Care Equipment & Supplies Total 18,657,656 Health Care Providers & Services - 3.7%
     Caremark Rx, Inc. (a)             180,000     5,394,600
     Express Scripts, Inc. (a)          77,500     4,960,000
                                                  ----------
        Health Care Providers & Services Total    10,354,600
  Pharmaceuticals - 5.3%
     Eli Lilly & Co.                    81,000     4,447,710
     Schering-Plough Corp.             300,000     5,433,000
     Teva Pharmaceutical Industries
       Ltd., ADR                       185,000     4,810,000
                                                  ----------
                         Pharmaceuticals Total    14,690,710
                                                  ----------
                             HEALTH CARE TOTAL    49,030,806

INDUSTRIALS - 12.5%
  Aerospace & Defense - 1.1%
     Goodrich Corp.                     99,500     3,067,585
                                                  ----------
                     Aerospace & Defense Total     3,067,585
  Commercial Services & Supplies - 1.5%
     Waste Management, Inc.            144,000     4,101,120
                                                  ----------
          Commercial Services & Supplies Total     4,101,120





See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004
                                                Columbia Tax-Managed Growth Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (continued)
  Electrical Equipment - 2.2%
     Emerson Electric Co.               96,300     6,168,015
                                                  ----------
                    Electrical Equipment Total     6,168,015
  Industrial Conglomerates - 3.4%
     General Electric Co.              278,500     9,502,420
                                                  ----------
                Industrial Conglomerates Total     9,502,420
  Machinery - 4.3%
     Eaton Corp.                       101,000     6,458,950
     Illinois Tool Works, Inc.          61,600     5,684,448
                                                  ----------
                               Machinery Total    12,143,398
                                                  ----------
                             INDUSTRIALS TOTAL    34,982,538

INFORMATION TECHNOLOGY - 20.2%
  Communications Equipment - 1.8%
     Cisco Systems, Inc. (a)           264,000     5,071,440
                                                  ----------
                Communications Equipment Total     5,071,440
  Computers & Peripherals - 7.4%
     Dell, Inc. (a)                    117,000     4,102,020
     EMC Corp. (a)                     400,000     5,148,000
     Lexmark International, Inc.,
       Class A (a)                      89,000     7,396,790
     Network Appliance, Inc. (a)       165,000     4,037,550
                                                  ----------
                 Computers & Peripherals Total    20,684,360
  IT Services - 2.3%
     Affiliated Computer Services, Inc.,
       Class A (a)                     117,000     6,382,350
                                                  ----------
                             IT Services Total     6,382,350
  Semiconductors & Semiconductor Equipment - 4.2%
     Intel Corp.                       240,000     5,342,400
     Texas Instruments, Inc.           151,975     3,715,789
     Xilinx, Inc.                       83,000     2,539,800
                                                  ----------
               Semiconductors & Semiconductor
                               Equipment Total    11,597,989
  Software - 4.5%
     Electronic Arts, Inc. (a)          94,000     4,222,480
     Microsoft Corp.                   296,700     8,304,633
                                                  ----------
                                Software Total    12,527,113
                                                  ----------
                  INFORMATION TECHNOLOGY TOTAL    56,263,252

MATERIALS - 1.7%
  Chemicals - 1.7%
     Ecolab, Inc.                      137,000     4,637,450
                                                  ----------
                               Chemicals Total     4,637,450
                                                  ----------
                               MATERIALS TOTAL     4,637,450

                           TOTAL COMMON STOCKS
                        (cost of $227,419,349)   274,676,028





                                      Par ($)       Value ($)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.7%
     Repurchase agreement with State
     Street Bank & Trust Co., dated
     10/29/04, due 11/01/04 at 1.750%,
     collateralized by a U.S. Treasury
     Bond maturing 08/15/17,
     market value $2,109,779
     (repurchase proceeds
     $2,068,302)                     2,068,000     2,068,000
                                                  ----------

                   Total Short-Term Obligation
                          (cost of $2,068,000)     2,068,000


                     TOTAL INVESTMENTS - 99.3%
                    (COST OF $229,487,349) (C)   276,744,028

        OTHER ASSETS & Liabilities, Net - 0.7%     1,955,911

                           Net Assets - 100.0%   278,699,939


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Investments in affiliates as of October 31, 2004:

   Security Name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp., effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor).

   Shares as of 10/31/03:                86,300
   Shares purchased prior to 04/01/04:   41,500
   Shares sold:                         (33,500)
   Shares acquired through a
   2 for 1 stock split:                  94,300
   Shares as of 10/31/04:               188,600
   Net realized loss*:               $      (39)
   Dividend income earned*:          $  160,310
   Value at end of period:           $8,447,394

   * Represents activity for the period April 1, 2004 through October 31, 2004 (See Note 6).

(c) Cost for federal income tax purposes is $231,070,052.

            SECTOR                            % OF NET ASSETS
            ------                            ---------------
  Information Technology                                20.2%
  Financials                                            18.5
  Health Care                                           17.6
  Industrials                                           12.5
  Consumer Discretionary                                10.6
  Consumer Staples                                       9.0
  Energy                                                 8.5
  Materials                                              1.7
  Cash Equivalents and Other Assets &
    Liabilities, Net                                     1.4
                                              ---------------
                                                       100.0%

                 ACRONYM                NAME
                 -------                ----
                   ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
                    ------------------------------------------------------------
October 31, 2004
                                             Columbia Tax-Managed Growth Fund II


                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 10.6%
  Internet & Catalog Retail - 1.1%
     eBay, Inc. (a)                      4,400       429,484
                                                  ----------
               Internet & Catalog Retail Total       429,484
  Media - 4.6%
     Univision Communications, Inc.,
       Class A (a)                      34,130     1,056,665
     Viacom, Inc., Class B              20,900       762,641
                                                  ----------
                                   Media Total     1,819,306
  Multiline Retail - 2.6%
     Kohl's Corp. (a)                   20,400     1,035,504
                                                  ----------
                        Multiline Retail Total     1,035,504
  Specialty Retail - 2.3%
     Lowe's Companies, Inc.             16,600       934,248
                                                  ----------
                        Specialty Retail Total       934,248
                                                  ----------
                  CONSUMER DISCRETIONARY TOTAL     4,218,542

CONSUMER STAPLES - 9.3%
  Food & Staples Retailing - 5.8%
     Wal-Mart Stores, Inc.              23,870     1,287,070
     Walgreen Co.                       28,500     1,022,865
                                                  ----------
                Food & Staples Retailing Total     2,309,935
  Household Products - 3.5%
     Colgate-Palmolive Co.              11,400       508,668
     Procter & Gamble Co.               17,200       880,296
                                                  ----------
                      Household Products Total     1,388,964
                                                  ----------
                        CONSUMER STAPLES TOTAL     3,698,899

ENERGY - 8.4%
  Energy Equipment & Services - 3.0%
     Nabors Industries Ltd. (a)         14,400       707,328
     Schlumberger Ltd.                   7,500       472,050
                                                  ----------
             Energy Equipment & Services Total     1,179,378
  Oil & Gas - 5.4%
     Apache Corp.                       16,000       811,200
     Exxon Mobil Corp.                  27,000     1,328,940
                                                  ----------
                               Oil & Gas Total     2,140,140
                                                  ----------
                                  ENERGY TOTAL     3,319,518

FINANCIALS - 17.7%
  Capital Markets - 5.0%
     Lehman Brothers Holdings, Inc.     12,700     1,043,305
     Merrill Lynch & Co., Inc.          17,200       927,768
                                                  ----------
                         Capital Markets Total     1,971,073



                                       Shares       Value ($)
--------------------------------------------------------------------------------
  Commercial Banks - 2.3%
     Bank of America Corp. (b)          20,600       922,674
                                                  ----------
                        Commercial Banks Total       922,674
  Diversified Financial Services - 1.2%
     Citigroup, Inc.                    10,800       479,196
                                                  ----------
          Diversified Financial Services Total       479,196
  Insurance - 7.6%
     American International Group, Inc. 15,663       950,901
     Chubb Corp.                         8,350       602,285
     RenaissanceRe Holdings Ltd.        18,950       887,239
     XL Capital Ltd., Class A            7,700       558,250
                                                  ----------
                               Insurance Total     2,998,675
  Thrifts & Mortgage Finance - 1.6%
     Fannie Mae                          9,085       637,313
                                                  ----------
              Thrifts & Mortgage Finance Total       637,313
                                                  ----------
                              FINANCIALS TOTAL     7,008,931

HEALTH CARE - 17.8%
  Biotechnology - 2.1%
     Amgen, Inc. (a)                    14,400       817,920
                                                  ----------
                           Biotechnology Total       817,920
  Health Care Equipment & Supplies - 6.7%
     Medtronic, Inc.                    17,300       884,203
     St. Jude Medical, Inc. (a)         13,000       995,410
     Zimmer Holdings, Inc. (a)           9,900       768,141
                                                  ----------
        Health Care Equipment & Supplies Total 2,647,754 Health Care Providers & Services - 3.9%
     Caremark Rx, Inc. (a)              26,000       779,220
     Express Scripts, Inc. (a)          12,000       768,000
                                                  ----------
        Health Care Providers & Services Total     1,547,220
  Pharmaceuticals - 5.1%
     Eli Lilly & Co.                    11,300       620,483
     Schering-Plough Corp.              41,000       742,510
     Teva Pharmaceutical Industries
       Ltd., ADR                        25,800       670,800
                                                  ----------
                         Pharmaceuticals Total     2,033,793
                                                  ----------
                             HEALTH CARE TOTAL     7,046,687

INDUSTRIALS - 12.4%
  Aerospace & Defense - 1.0%
     Goodrich Corp.                     13,500       416,205
                                                  ----------
                     Aerospace & Defense Total       416,205
  Commercial Services & Supplies - 1.7%
     Waste Management, Inc.             23,000       655,040
                                                  ----------
          Commercial Services & Supplies Total       655,040




See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004
                                             Columbia Tax-Managed Growth Fund II


                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (continued)
  Electrical Equipment - 2.1%
     Emerson Electric Co.               13,100       839,055
                                                  ----------
                    Electrical Equipment Total       839,055
  Industrial Conglomerates - 3.4%
     General Electric Co.               39,500     1,347,740
                                                  ----------
                Industrial Conglomerates Total     1,347,740
  Machinery - 4.2%
     Eaton Corp.                        13,500       863,325
     Illinois Tool Works, Inc.           8,600       793,607
                                                  ----------
                               Machinery Total     1,656,932
                                                  ----------
                             INDUSTRIALS TOTAL     4,914,972

INFORMATION TECHNOLOGY - 19.6%
  Communications Equipment - 1.7%
     Cisco Systems, Inc. (a)            36,395       699,148
                                                  ----------
                Communications Equipment Total       699,148
  Computers & Peripherals - 7.1%
     Dell, Inc. (a)                     16,500       578,490
     EMC Corp. (a)                      54,000       694,980
     Lexmark International, Inc.,
       Class A (a)                      11,700       972,387
     Network Appliance, Inc. (a)        23,000       562,810
                                                  ----------
                 Computers & Peripherals Total     2,808,667
  IT Services - 2.1%
     Affiliated Computer Services, Inc.,
       Class A (a)                      15,000       818,250
                                                  ----------
                             IT Services Total       818,250
  Semiconductors & Semiconductor Equipment - 4.2%
     Intel Corp.                        33,200       739,032
     Texas Instruments, Inc.            20,350       497,558
     Xilinx, Inc.                       13,700       419,220
                                                  ----------
               Semiconductors & Semiconductor
                               Equipment Total     1,655,810
  Software - 4.5%
     Electronic Arts, Inc. (a)          14,000       628,880
     Microsoft Corp.                    41,600     1,164,384
                                                  ----------
                                Software Total     1,793,264
                                                  ----------
                  INFORMATION TECHNOLOGY TOTAL     7,775,139

MATERIALS - 1.7%
  Chemicals - 1.7%
     Ecolab, Inc.                       19,400       656,690
                                                  ----------
                               Chemicals Total       656,690

                               MATERIALS TOTAL       656,690

                           TOTAL COMMON STOCKS
                         (cost of $34,871,013)    38,639,378






                                      Par ($)       Value ($)
--------------------------------------------------------------------------------
Short-Term Obligation - 1.4%
     Repurchase agreement with State
     Street Bank & Trust Co., dated
     10/29/04, due 11/01/04 at 1.750%,
     collateralized by a U.S. Treasury
     Bond maturing 08/15/17,
     market value $587,258
     (repurchase proceeds $573,084)    573,000       573,000
                                                  ----------

                   TOTAL SHORT-TERM OBLIGATION
                            (COST OF $573,000)       573,000


                     TOTAL INVESTMENTS - 98.9%
                     (COST OF $35,444,013) (C)    39,212,378

        OTHER ASSETS & LIABILITIES, NET - 1.1%       439,680

                           NET ASSETS - 100.0%    39,652,058


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Investments in affiliates as of October 31, 2004:

   Security name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp., effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor).

   Shares as of 10/31/03:                12,100
   Shares purchased prior to 04/01/04:    2,800
   Shares sold:                          (4,600)
   Shares acquired through a
     2 for 1 stock split:                10,300
   Shares as of 10/31/04:                20,600
   Net realized loss*:                 $     (5)
   Dividend income earned*:            $ 17,510
   Value at end of period:             $922,674

   * Represents activity for the period April 1, 2004 through October 31, 2004 (See Note 6).

(c)  Cost for federal income tax purposes is $35,625,074.

            SECTOR                            % OF NET ASSETS
            ------                            ---------------
  Information Technology                                19.6%
  Health Care                                           17.8
  Financials                                            17.7
  Industrials                                           12.4
  Consumer Discretionary                                10.6
  Consumer Staples                                       9.3
  Energy                                                 8.4
  Materials                                              1.7
  Cash Equivalents and Other Assets &
    Liabilities, Net                                     2.5
                                              --------------
                                                       100.0%

                 ACRONYM                NAME
                 -------                ----
                  ADR         American Depositary Receipt

See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 2004
                                                 Columbia Tax-Managed Value Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.8%
CONSUMER DISCRETIONARY - 6.7%
  Hotels, Restaurants & Leisure - 0.9%
     Harrah's Entertainment, Inc.        4,034       236,069
     McDonald's Corp.                   13,312       388,045
                                                  ----------
           Hotels, Restaurants & Leisure Total       624,114
  Media - 3.5%
     Clear Channel Communications, Inc. 15,161       506,378
     McGraw-Hill Companies, Inc.        10,156       875,955
     Time Warner, Inc. (a)              51,352       854,497
     Viacom, Inc., Class A               9,168       339,766
                                                  ----------
                                   Media Total     2,576,596
  Multiline Retail - 0.2%
     May Department Stores Co.           6,987       182,081
                                                  ----------
                        Multiline Retail Total       182,081
  Specialty Retail - 2.1%
     Home Depot, Inc.                    9,231       379,210
     Limited Brands                     17,765       440,217
     Office Depot, Inc. (a)             43,944       711,453
                                                  ----------
                        Specialty Retail Total     1,530,880
                                                  ----------
                  CONSUMER DISCRETIONARY TOTAL     4,913,671

CONSUMER STAPLES - 10.5%
  Beverages - 1.8%
     PepsiCo, Inc.                      26,629     1,320,266
                                                  ----------
                               Beverages Total     1,320,266
  Food & Staples Retailing - 1.5%
     Costco Wholesale Corp.            22,622     1,084,499
                                                  ----------
                Food & Staples Retailing Total     1,084,499
  Food Products - 2.4%
     ConAgra Foods, Inc.                27,746       732,495
     Kraft Foods, Inc., Class A         29,514       983,111
                                                  ----------
                           Food Products Total     1,715,606
  Household Products - 3.8%
     Clorox Co.                         17,222       940,321
     Kimberly-Clark Corp.               15,406       919,276
     Procter & Gamble Co.               18,264       934,752
                                                  ----------
                      Household Products Total     2,794,349
  Tobacco - 1.0%
     Altria Group, Inc.                 15,136       733,490
                                                  ----------
                                 Tobacco Total       733,490
                                                  ----------
                        CONSUMER STAPLES TOTAL     7,648,210


                                       Shares       Value ($)
--------------------------------------------------------------------------------
ENERGY - 13.9%
  Energy Equipment & Services - 1.2%
     Halliburton Co.                    24,317       900,702
                                                  ----------
             Energy Equipment & Services Total       900,702
  Oil & Gas - 12.7%
     BP PLC, ADR                        34,806     2,027,449
     ChevronTexaco Corp.                 7,596       403,044
     ConocoPhillips                     26,307     2,217,943
     Exxon Mobil Corp.                  55,617     2,737,469
     Marathon Oil Corp.                 26,491     1,009,572
     Royal Dutch Petroleum Co.,
       N.Y. Registered Shares           16,538       897,021
                                                  ----------
                               Oil & Gas Total     9,292,498
                                                  ----------
                                  ENERGY TOTAL    10,193,200

FINANCIALS - 29.7%
  Capital Markets - 3.9%
     Bank of New York Co., Inc.         31,425     1,020,055
     Goldman Sachs Group, Inc.           6,733       662,392
     Morgan Stanley                     12,997       664,017
     State Street Corp.                 11,056       498,073
                                                  ----------
                         Capital Markets Total     2,844,537
  Commercial Banks - 6.8%
     National City Corp.                19,539       761,435
     U.S. Bancorp                       56,867     1,626,965
     Wachovia Corp.                     19,848       976,720
     Wells Fargo & Co.                  26,565     1,586,462
                                                  ----------
                        Commercial Banks Total     4,951,582
  Consumer Finance - 0.8%
     MBNA Corp.                         22,733       582,647
                                                  ----------
                        Consumer Finance Total       582,647
  Diversified Financial Services - 7.1%
     Citigroup, Inc.                    67,980     3,016,273
     JPMorgan Chase & Co.               55,789     2,153,455
                                                  ----------
          Diversified Financial Services Total     5,169,728
  Insurance - 7.7%
     AFLAC, Inc.                        11,096       398,124
     Ambac Financial Group, Inc.         9,853       769,125
     American International Group, Inc. 22,731     1,379,999
     Chubb Corp.                         5,343       385,391
     Hartford Financial Services
       Group, Inc.                       9,459       553,162
     Lincoln National Corp.             19,952       873,898
     Willis Group Holdings Ltd.         12,135       436,253
     XL Capital Ltd., Class A           11,322       820,845
                                                  ----------
                               Insurance Total     5,616,797




See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004
                                                 Columbia Tax-Managed Value Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (continued)
  Real Estate - 1.8%
     Archstone-Smith Trust, REIT        13,344       447,691
     Avalonbay Communities, Inc., REIT   6,112       400,153
     Kimco Realty Corp., REIT            9,117       497,332
                                                  ----------
                             Real Estate Total     1,345,176
  Thrifts & Mortgage Finance - 1.6%
     Countrywide Financial Corp.        14,332       457,621
     Freddie Mac                        11,385       758,241
                                                  ----------
              Thrifts & Mortgage Finance Total     1,215,862
                                                  ----------
                              FINANCIALS TOTAL    21,726,329

HEALTH CARE - 4.4%
  Health Care Providers & Services - 1.6%
     Aetna, Inc.                        12,486     1,186,170
                                                  ----------
        Health Care Providers & Services Total     1,186,170
  Pharmaceuticals - 2.8%
     Bristol-Myers Squibb Co.           13,822       323,849
     Johnson & Johnson                   7,328       427,809
     Merck & Co., Inc.                  16,383       512,952
     Pfizer, Inc.                       26,617       770,562
                                                  ----------
                         Pharmaceuticals Total     2,035,172
                                                  ----------
                             HEALTH CARE TOTAL     3,221,342

INDUSTRIALS - 11.8%
  Aerospace & Defense - 3.7%
     General Dynamics Corp.              9,431       963,094
     Raytheon Co.                       11,300       412,224
     United Technologies Corp.          13,831     1,283,793
                                                  ----------
                     Aerospace & Defense Total     2,659,111
  Commercial Services & Supplies - 1.8%
     Cendant Corp.                      16,972       349,453
     Republic Services, Inc.             6,552       201,802
     Waste Management, Inc.             27,463       782,146
                                                  ----------
          Commercial Services & Supplies Total 1,333,401 Industrial Conglomerates - 4.5%
     General Electric Co.               59,314     2,023,794
     Textron, Inc.                      18,680     1,273,042
                                                  ----------
                Industrial Conglomerates Total     3,296,836

                                       Shares       Value ($)
--------------------------------------------------------------------------------
  Machinery - 1.8%
     Deere & Co.                        11,793       704,985
     Eaton Corp.                         1,100        70,345
     Ingersoll-Rand Co., Class A         7,740       529,726
                                                  ----------
                               Machinery Total     1,305,056
                                                  ----------
                             INDUSTRIALS TOTAL     8,594,404

INFORMATION TECHNOLOGY - 6.2%
  Communications Equipment - 1.1%
     Nokia Oyj, ADR                     53,528       825,402
                                                  ----------
                Communications Equipment Total       825,402
  Computers & Peripherals - 2.1%
     International Business
       Machines Corp.                    8,561       768,350
     Lexmark International, Inc.,
       Class A (a)                       9,273       770,679
                                                  ----------
                 Computers & Peripherals Total     1,539,029
  IT Services - 1.2%
     Accenture Ltd., Class A (a)        37,666       911,894
                                                  ----------
                             IT Services Total       911,894
  Office Electronics - 1.3%
     Xerox Corp. (a)                    62,893       928,929
                                                  ----------
                      Office Electronics Total       928,929
  Software - 0.5%
     Microsoft Corp.                    12,655       354,213
                                                  ----------
                                Software Total       354,213
                                                  ----------
                  INFORMATION TECHNOLOGY TOTAL     4,559,467

MATERIALS - 3.3%
  Chemicals - 1.4%
     Air Products & Chemicals, Inc.     19,318     1,027,331
                                                  ----------
                               Chemicals Total     1,027,331
  Paper & Forest Products - 1.9%
     MeadWestvaco Corp.                 24,616       776,143
     Weyerhaeuser Co.                    9,806       614,248
                                                  ----------
                 Paper & Forest Products Total     1,390,391
                                                  ----------
                               MATERIALS TOTAL     2,417,722

TELECOMMUNICATION SERVICES - 4.8%
  Diversified Telecommunication Services - 4.8%
     BellSouth Corp.                    21,793       581,219
     SBC Communications, Inc.           63,624     1,607,142
     Verizon Communications, Inc.       34,686     1,356,223
                                                  ----------
  Diversified Telecommunication Services Total     3,544,584
                                                  ----------
              TELECOMMUNICATION SERVICES TOTAL     3,544,584




See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2004
                                                 Columbia Tax-Managed Value Fund

                                       Shares       Value ($)
--------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UTILITIES - 6.5%
  Electric Utilities - 6.5%
     American Electric Power Co., Inc.  25,310       833,458
     Consolidated Edison, Inc.          28,704     1,247,189
     Entergy Corp.                      11,382       743,927
     PG&E Corp. (a)                     12,146       389,158
     TXU Corp.                          24,962     1,528,174
                                                  ----------
                      Electric Utilities Total     4,741,906
                                                  ----------
                               UTILITIES TOTAL     4,741,906

                           TOTAL COMMON STOCKS
                         (cost of $58,558,382)    71,560,835

INVESTMENT COMPANY - 1.6%
     iShares Russell 1000 Value
       Index Fund                       19,180     1,180,529
                                                  ----------
                      TOTAL INVESTMENT COMPANY
                          (cost of $1,163,958)     1,180,529




                                      Par ($)       Value ($)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.5%
     Repurchase agreement with State
     Street Bank & Trust Co., dated
     10/29/04, due 11/01/04 at 1.750%,
     collateralized by a U.S. Treasury
     Bond maturing 08/15/17,
     market value $377,005
     (repurchase proceeds $367,054)    367,000       367,000
                                                  ----------

                   TOTAL SHORT-TERM OBLIGATION
                            (COST OF $367,000)       367,000


                     TOTAL INVESTMENTS - 99.9%
                     (COST OF $60,089,340) (B)    73,108,364

        OTHER ASSETS & LIABILITIES, NET - 0.1%        41,343

                           NET ASSETS - 100.0%    73,149,707


NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $60,125,688.

            SECTOR                            % OF NET ASSETS
            ------                            ---------------
  Financials                                            29.7%
  Energy                                                13.9
  Industrials                                           11.8
  Consumer Staples                                      10.5
  Consumer Discretionary                                 6.7
  Utilities                                              6.5
  Information Technology                                 6.2
  Telecommunication Services                             4.8
  Health Care                                            4.4
  Materials                                              3.3
  Investment Company                                     1.6
  Cash Equivalents and Other Assets &
    Liabilities, Net                                     0.6
                                              --------------
                                                       100.0%

                 ACRONYM                NAME
                 -------                ----
                   ADR         American Depositary Receipt
                  REIT        Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

                                                                               COLUMBIA
                                                                              TAX-MANAGED   COLUMBIA     COLUMBIA     COLUMBIA
                                                                              AGGRESSIVE   TAX-MANAGED  TAX-MANAGED  TAX-MANAGED
                                                                                GROWTH       GROWTH       GROWTH        VALUE
                                                                               FUND ($)     FUND ($)    FUND II ($)   FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
 ASSETS
    Unaffiliated investments, at cost                                          9,409,107  224,134,546   34,927,971   60,089,340
    Affiliated investments, at cost                                                   --    5,352,803      516,042           --
                                                                             -----------  -----------  -----------  -----------

    Unaffiliated investments, at value                                        10,462,041  268,296,634   38,289,704   73,108,364
    Affiliated investments, at value                                                  --    8,447,394      922,674           --
    Cash                                                                          13,097          205          420          170
    Receivable for:
       Investments sold                                                          176,763    5,443,993      974,159      571,976
       Fund shares sold                                                               75       51,197          329        7,429
       Interest                                                                       --          302           84           54
       Dividends                                                                   2,624      123,355       17,469      162,319
    Expense reimbursement due from Investment Advisor                                 --           --           --           14
    Deferred Trustees' compensation plan                                           2,422       16,383        3,408        5,107
                                                                             -----------  -----------  -----------  -----------
       Total Assets                                                           10,657,022  282,379,463   40,208,247   73,855,433
-------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
    Expense reimbursement due to Investment Advisor                               19,683           --       38,139           --
    Payable for:
       Investments purchased                                                      43,253    2,015,256      251,907      401,360
       Fund shares repurchased                                                    34,555    1,132,842      165,663      137,238
       Investment advisory fee                                                     7,238      148,391       27,780       50,720
       Administration fee                                                            382       64,040        2,096        3,883
       Transfer agent fee                                                          3,517       73,999       12,996       23,933
       Pricing and bookkeeping fees                                                1,233        7,966        1,333        3,261
       Trustees' fees                                                                 --          748           78        1,267
       Audit fee                                                                  20,590       23,834       20,580       20,130
       Custody fee                                                                 2,000        2,170          837        2,016
       Distribution and service fees                                               6,564      171,444       26,189       47,170
    Deferred Trustees' fees                                                        2,422       16,383        3,408        5,107
    Other liabilities                                                              9,172       22,451        5,183        9,641
                                                                             -----------  -----------  -----------  -----------
       Total Liabilities                                                         150,609    3,679,524      556,189      705,726

 NET ASSETS                                                                   10,506,413  278,699,939   39,652,058   73,149,707
-------------------------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
    Paid-in capital                                                           22,283,385  397,691,481   65,921,776   81,926,664
    Undistributed net investment income (accumulated net investment loss)         (2,309)     (17,221)      (3,316)     198,251
    Accumulated net realized loss                                            (12,827,597)(166,231,000) (30,034,767) (21,994,232)
    Net unrealized appreciation on investments                                 1,052,934   47,256,679    3,768,365   13,019,024
                                                                             -----------  -----------  -----------  -----------

 NET ASSETS                                                                   10,506,413  278,699,939   39,652,058   73,149,707




See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

                                                                               Columbia
                                                                              Tax-Managed   Columbia     Columbia     Columbia
                                                                              Aggressive   Tax-Managed  Tax-Managed  Tax-Managed
                                                                                Growth       Growth       Growth        Value
                                                                               Fund ($)     Fund ($)    Fund II ($)   Fund ($)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS A
    Net assets                                                                 2,624,010   62,390,146    6,634,208   14,522,286
    Shares outstanding                                                           341,890    4,648,149      780,085    1,274,026
    Net asset value per share (a)                                                   7.68        13.42         8.50        11.40
    Maximum sales charge                                                           5.75%        5.75%        5.75%        5.75%
    Maximum offering price per share (b) (net asset value/0.9425)                   8.15        14.24         9.02        12.10
-------------------------------------------------------------------------------------------------------------------------------
 CLASS B
    Net assets                                                                 6,442,178  173,189,499   26,583,682   46,717,034
    Shares outstanding                                                           865,879   13,691,396    3,239,127    4,221,252
    Net asset value and offering price per share (a)                                7.44        12.65         8.21        11.07
-------------------------------------------------------------------------------------------------------------------------------
 CLASS C
    Net assets                                                                 1,410,091   25,415,672    5,388,940   11,863,680
    Shares outstanding                                                           189,596    2,009,541      658,089    1,072,111
    Net asset value and offering price per share (a)                                7.44        12.65         8.19        11.07
-------------------------------------------------------------------------------------------------------------------------------
 CLASS E
    Net assets                                                                        --    7,064,750           --           --
    Shares outstanding                                                                --      529,676           --           --
    Net asset value per share (a)                                                     --        13.34           --           --
    Maximum sales charge                                                              --        4.50%           --           --
    Maximum offering price per share (b) (net asset value/0.9550)                     --        13.97           --           --
-------------------------------------------------------------------------------------------------------------------------------
 CLASS F
    Net assets                                                                        --   10,353,474           --           --
    Shares outstanding                                                                --      817,444           --           --
    Net asset value and offering price per share (a)                                  --        12.67           --           --
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Z
    Net assets                                                                    30,134      286,398    1,045,228       46,707
    Shares outstanding                                                             3,904       21,035      121,677        4,050
    Net asset value, offering and redemption price per share                        7.72        13.62         8.59        11.53


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2004
                                                      Columbia Tax-Managed Funds

                                                                               COLUMBIA
                                                                              TAX-MANAGED   COLUMBIA     COLUMBIA     COLUMBIA
                                                                              AGGRESSIVE   TAX-MANAGED  TAX-MANAGED  TAX-MANAGED
                                                                                GROWTH       GROWTH       GROWTH        VALUE
                                                                               FUND ($)     FUND ($)    FUND II ($)   FUND ($)
-------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
    Dividends                                                                     37,875    3,236,075      461,599    1,855,044
    Dividends from affiliates                                                         --      160,310       17,510           --
    Interest                                                                       2,867       69,403       10,347        8,784
    Foreign withholding tax                                                         (331)     (15,199)      (2,148)     (14,637)
                                                                             -----------  -----------  -----------  -----------
       Total Investment Income                                                    40,411    3,450,589      487,308    1,849,191
-------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
    Investment advisory fee                                                       96,720    1,899,661      357,436      631,984
    Administration fee                                                             6,045      791,526       22,340       39,499
    Distribution fee:
       Class A                                                                     1,465           --           --        8,025
       Class B                                                                    56,901    1,504,955      226,640      374,240
       Class C                                                                    11,337      217,747       46,654       97,545
       Class E                                                                        --        7,204           --           --
       Class F                                                                        --       79,922           --           --
    Service fee:
       Class A                                                                     7,324      171,640       18,027       40,125
       Class B                                                                    18,967      501,652       75,547      124,747
       Class C                                                                     3,779       72,583       15,551       32,516
       Class E                                                                        --       18,010           --           --
       Class F                                                                        --       26,640           --           --
    Transfer agent fee                                                            34,431      591,177       88,223      140,203
    Pricing and bookkeeping fees                                                  12,544       87,330       12,537       31,209
    Trustees' fees                                                                 7,427       15,876        7,707        8,587
    Custody fee                                                                   11,687       12,074        4,446        9,605
    Audit fee                                                                     26,009       27,403       25,999       20,549
    Registration fees                                                             46,734       75,191       49,387       46,317
    Non-recurring costs (See Note 9)                                                 566       15,281        2,152        3,769
    Other expenses                                                                 5,389      115,320       21,779       34,338
                                                                             -----------  -----------  -----------  -----------
       Total Expenses                                                            347,325    6,231,192      974,425    1,643,258
    Fees and expenses waived or reimbursed by Investment Advisor                 (95,814)          --      (31,354)          --
    Non-recurring costs assumed by Investment Advisor (See Note 9)                  (566)     (15,281)      (2,152)      (3,769)
    Custody earnings credit                                                          (47)         (17)          (5)          (4)
                                                                             -----------  -----------  -----------  -----------
       Net Expenses                                                              250,898    6,215,894      940,914    1,639,485
                                                                             -----------  -----------  -----------  -----------
 NET INVESTMENT INCOME (LOSS)                                                   (210,487)  (2,765,305)    (453,606)     209,706
-------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on:
       Unaffiliated investment                                                 1,682,143   24,338,909    2,350,273    5,025,651
       Investment company shares                                                      --           --           --      (13,677)
       Foreign currency transactions                                              (1,067)          --           --           --
    Net realized loss on the disposal of investments
       in violation of investment restrictions (See Note 6)                           --           --           --           --
                                                                             -----------  -----------  -----------  -----------
    Net realized gain                                                          1,681,076   24,338,909    2,350,273    5,011,974

    Net change in unrealized appreciation/depreciation on investments         (1,703,771) (14,071,268)  (1,028,589)   4,760,872
                                                                             -----------  -----------  -----------  -----------

 NET GAIN (LOSS)                                                                 (22,695)  10,267,641    1,321,684    9,772,846
                                                                             -----------  -----------  -----------  -----------

 NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          (233,182)   7,502,336      868,078    9,982,552
                                                                             -----------  -----------  -----------  -----------




See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

                                                                               COLUMBIA TAX-MANAGED      COLUMBIA TAX-MANAGED
                                                                              AGGRESSIVE GROWTH FUND          GROWTH FUND
                                                                              ----------------------    ----------------------
                                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                              ----------------------    ----------------------
 INCREASE (DECREASE) IN NET ASSETS:                                            2004 ($)     2003 ($)     2004 ($)     2003 ($)
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
    Net investment income (loss)                                                (210,487)    (219,729)  (2,765,305)  (2,735,267)
    Net realized gain (loss) on investments and foreign
       currency transactions                                                   1,681,076       39,575   24,338,909  (14,431,179)
    Net realized loss on the disposal of investments in violation of
       investment restrictions (See Note 6)                                           --           --           --           --
    Net change in unrealized appreciation/depreciation on investments         (1,703,771)   2,524,929  (14,071,268)  73,959,918
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease) from Operations                                (233,182)   2,344,775    7,502,336   56,793,472
-------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS

    Class A:
       Subscriptions                                                             617,825    2,125,101   11,000,198    6,638,498
       Redemptions                                                            (1,813,881)  (1,688,965) (20,308,238) (15,690,904)
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease)                                              (1,196,056)     436,136   (9,308,040)  (9,052,406)
                                                                             -----------  -----------  -----------  -----------

    Class B:
       Subscriptions                                                             198,982      671,525    3,075,969    6,283,356
       Redemptions                                                            (2,214,998)  (1,759,818) (47,951,084) (46,212,326)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                         (2,016,016)  (1,088,293) (44,875,115) (39,928,970)
                                                                             -----------  -----------  -----------  -----------

    Class C:
       Subscriptions                                                              98,764       81,847    1,928,453    2,908,437
       Redemptions                                                              (297,042)    (418,954)  (7,167,373)  (8,956,641)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                           (198,278)    (337,107)  (5,238,920)  (6,048,204)
                                                                             -----------  -----------  -----------  -----------

    Class E:
       Subscriptions                                                                  --           --      172,365      105,637
       Redemptions                                                                    --           --     (181,336)    (150,292)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                                 --           --       (8,971)     (44,655)
                                                                             -----------  -----------  -----------  -----------

    Class F:
       Subscriptions                                                                  --           --      248,351      197,836
       Redemptions                                                                    --           --     (345,689)    (330,673)
                                                                             -----------  -----------  ----------- -----------
         Net Decrease                                                                 --           --      (97,338)    (132,837)
                                                                             -----------  -----------  -----------  -----------

    Class Z:
       Subscriptions                                                              55,048       11,910        2,300      482,349
       Redemptions                                                               (38,021)          --     (171,734)    (154,915)
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease)                                                  17,027       11,910     (169,434)     327,434
                                                                             -----------  -----------  -----------  -----------
    Net Decrease from Share Transactions                                      (3,393,323)    (977,354) (59,697,818) (54,879,638)
                                                                             -----------  -----------  -----------  -----------
    Total Increase (Decrease) in Net Assets                                   (3,626,505)   1,367,421  (52,195,482)   1,913,834
                                                                             -----------  -----------  -----------  -----------
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS

    Beginning of period                                                       14,132,918   12,765,497  330,895,421  328,981,587
                                                                             -----------  -----------  -----------  -----------
    End of period                                                             10,506,413   14,132,918  278,699,939  330,895,421
                                                                             -----------  -----------  -----------  -----------
    Accumulated net investment loss, at end of period                             (2,309)        (986)     (17,221)     (16,158)
                                                                             -----------  -----------  -----------  -----------




See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

                                                                               COLUMBIA TAX-MANAGED      COLUMBIA TAX-MANAGED
                                                                                  GROWTH FUND II              VALUE FUND
                                                                              ----------------------    ----------------------
                                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                              ----------------------    ----------------------
 INCREASE (DECREASE) IN NET ASSETS:                                            2004 ($)     2003 ($)     2004 ($)     2003 ($)
-------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS

    Net investment income (loss)                                                (453,606)    (417,616)     209,706      144,918
    Net realized gain (loss) on investments and foreign
       currency transactions                                                   2,350,273   (2,632,362)   5,011,974  (11,323,355)
    Net realized loss on the disposal of investments in violation of
       investment restrictions (See Note 6)                                           --           --           --           --
    Net change in unrealized appreciation/depreciation on investments         (1,028,589)  10,813,804    4,760,872   21,142,163
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease) from Operations                                 868,078    7,763,826    9,982,552    9,963,726
-------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS DECLARED TO SHAREHOLDERS
    From net investment income:
       Class A                                                                        --           --     (137,968)          --
       Class B                                                                        --           --       (9,533)          --
       Class C                                                                        --           --       (2,579)          --
       Class Z                                                                        --           --         (379)          --
                                                                             -----------  -----------  -----------  -----------
         Total Distributions Declared to Shareholders                                 --           --     (150,459)          --
-------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS

    Class A:
       Subscriptions                                                           1,081,802    1,444,961    1,585,454    3,592,454
       Distributions reinvested                                                       --           --      118,332           --
       Redemptions                                                            (2,159,097)  (2,899,754)  (5,932,375)  (8,719,434)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                         (1,077,295)  (1,454,793)  (4,228,589)  (5,126,980)
                                                                             -----------  -----------  -----------  -----------

    Class B:
       Subscriptions                                                             981,443    1,882,364    1,722,973    3,240,450
       Distributions reinvested                                                       --           --        8,561           --
       Redemptions                                                            (6,508,801)  (6,472,623) (11,291,464) (11,898,465)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                         (5,527,358)  (4,590,259)  (9,559,930)  (8,658,015)
                                                                             -----------  -----------  -----------  -----------

    Class C:
       Subscriptions                                                             668,640      713,546      927,117    1,542,556
       Distributions reinvested                                                       --           --        2,136           --
       Redemptions                                                            (1,829,185)  (1,816,426)  (4,380,201)  (7,135,678)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                         (1,160,545)  (1,102,880)  (3,450,948)  (5,593,122)
                                                                             -----------  -----------  -----------  -----------

    Class Z:
       Subscriptions                                                             210,800       41,354       11,000       28,960
       Distributions reinvested                                                       --           --          379           --
       Redemptions                                                                (8,127)    (248,762)      (1,175)          --
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease)                                                 202,673     (207,408)      10,204       28,960
                                                                             -----------  -----------  -----------  -----------
    Net Decrease from Share Transactions                                      (7,562,525)  (7,355,340) (17,229,263) (19,349,157)
                                                                             -----------  -----------  -----------  -----------
    Total Increase (Decrease) in Net Assets                                   (6,694,447)     408,486   (7,397,170)  (9,385,431)
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS

    Beginning of period                                                       46,346,505   45,938,019   80,546,877   89,932,308
                                                                             -----------  -----------  -----------  -----------
    End of period                                                             39,652,058   46,346,505   73,149,707   80,546,877
                                                                             -----------  -----------  -----------  -----------
    Undistributed net investment income
       (accumulated net investment loss), at end of period                        (3,316)      (2,387)     198,251      141,865
                                                                             -----------  -----------  -----------  -----------




See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

                                                                               COLUMBIA TAX-MANAGED      COLUMBIA TAX-MANAGED
                                                                              AGGRESSIVE GROWTH FUND          GROWTH FUND
                                                                              ----------------------    ----------------------
                                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                              ----------------------    ----------------------
 INCREASE (DECREASE) IN NET ASSETS:                                              2004         2003         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
 CHANGES IN SHARES
    Class A:
       Subscriptions                                                              79,645      306,687      805,638      560,514
       Redemptions                                                              (228,857)    (254,160)  (1,487,273)  (1,375,186)
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease)                                                (149,212)      52,527     (681,635)    (814,672)
                                                                             -----------  -----------  -----------  -----------
    Class B:
       Subscriptions                                                              26,292      105,120      237,700      587,037
       Redemptions                                                              (291,707)    (274,407)  (3,724,010)  (4,268,593)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                           (265,415)    (169,287)  (3,486,310)  (3,681,556)
                                                                             -----------  -----------  -----------  -----------
    Class C:
       Subscriptions                                                              13,155       12,186      149,808      270,413
       Redemptions                                                               (39,117)     (64,957)    (557,500)    (820,762)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                            (25,962)     (52,771)    (407,692)    (550,349)
                                                                             -----------  -----------  -----------  -----------
    Class E:
       Subscriptions                                                                  --           --       12,662        8,644
       Redemptions                                                                    --           --      (13,603)     (13,658)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                                 --           --         (941)      (5,014)
                                                                             -----------  -----------  -----------  -----------
    Class F:
       Subscriptions                                                                  --           --       19,307       17,598
       Redemptions                                                                    --           --      (26,808)     (29,586)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                                 --           --       (7,501)     (11,988)
                                                                             -----------  -----------  -----------  -----------
    Class Z:
       Subscriptions                                                               6,871        1,861          174       40,880
       Redemptions                                                                (5,292)          --      (12,481)     (14,872)
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease)                                                   1,579        1,861      (12,307)      26,008
                                                                             -----------  -----------  -----------  -----------



See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

                                                                               COLUMBIA TAX-MANAGED      COLUMBIA TAX-MANAGED
                                                                                  GROWTH FUND II              VALUE FUND
                                                                              ----------------------    ----------------------
                                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                                              ----------------------    ----------------------
 INCREASE (DECREASE) IN NET ASSETS:                                              2004         2003         2004         2003
-------------------------------------------------------------------------------------------------------------------------------
 CHANGES IN SHARES
    Class A:
       Subscriptions                                                             125,099      201,123      144,681      393,479
       Issued for distributions reinvested                                            --           --       11,163           --
       Redemptions                                                              (247,337)    (407,311)    (537,879)    (961,953)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                           (122,238)    (206,188)    (382,035)    (568,474)
                                                                             -----------  -----------  -----------  -----------

    Class B:
       Subscriptions                                                             116,667      266,693      163,438      359,993
       Issued for distributions reinvested                                            --           --          827           --
       Redemptions                                                              (775,086)    (911,307)  (1,058,576)  (1,316,603)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                           (658,419)    (644,614)    (894,311)    (956,610)
                                                                             -----------  -----------  -----------  -----------

    Class C:
       Subscriptions                                                              79,377      100,076       86,814      169,090
       Issued for distributions reinvested                                            --           --          206           --
       Redemptions                                                              (218,906)    (258,061)    (410,804)    (785,239)
                                                                             -----------  -----------  -----------  -----------
         Net Decrease                                                           (139,529)    (157,985)    (323,784)    (616,149)
                                                                             -----------  -----------  -----------  -----------

    Class Z:
       Subscriptions                                                              23,586        5,807        1,008        3,007
       Issued for distributions reinvested                                            --           --           36           --
       Redemptions                                                                  (937)     (34,998)        (105)          --
                                                                             -----------  -----------  -----------  -----------
         Net Increase (Decrease)                                                  22,649      (29,191)         939        3,007
                                                                             -----------  -----------  -----------  -----------




See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Tax-Managed Aggressive Growth Fund
    Columbia Tax-Managed Growth Fund
    Columbia Tax-Managed Growth Fund II
    Columbia Tax-Managed Value Fund

INVESTMENT GOAL

Each Fund seeks long-term capital growth while reducing shareholder exposure to taxes. Columbia Tax-Managed Aggressive Growth Fund invests primarily in common stocks of small capitalization and middle capitalization companies that the Fund's investment advisor believes have long-term growth potential. Columbia Tax-Managed Growth Fund, Columbia Tax-Managed Growth Fund II and Columbia Tax-Managed Value Fund invest primarily in large capitalization and middle capitalization stocks.

FUND SHARES

The Funds may issue an unlimited number of shares. Columbia Tax-Managed Aggressive Growth Fund, Columbia Tax-Managed Growth Fund II, and Columbia Tax-Managed Value Fund each offer four classes of shares: Class A, Class B, Class C and Class Z. Columbia Tax-Managed Growth Fund offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class E and Class F shares are trust shares. Such shares are held in an irrevocable trust on behalf of the shareholder until a trust termination date, as specified by the shareholder. At such time, the shares pass to the shareholder's beneficiary. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the amount of initial investment. Class E shares purchased without an initial sales charge are subject to a 1.00% CDSC on shares sold within eighteen months on an original purchase of $500,000 to $5 million. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will convert into Class E shares after eight years. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities and investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective May 1, 2004, the Columbia Tax-Managed Value Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

                                Decrease in Undistributed
             Decrease in Cost     Net Investment Income
================================================================================
                  $2,493                 $2,493
================================================================================


The effect of the change for the year ended October 31, 2004 is as follows:

             Decrease in Cost    Decrease in Dividend Income
================================================================================
                  $3,017                 $3,017
================================================================================


FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds are managed using investment strategies that are designed to reduce (but not eliminate) the Funds' payment of taxable distributions to shareholders. From time to time, the Funds expect to distribute taxable income and capital gains. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2004, permanent differences resulting primarily from differing treatments for net operating losses, foreign currency transactions and REIT adjustments were identified and reclassified among the components of the Funds' net assets as follows:

                                         Undistributed
                                         Net Investment
                                              Income      Accumulated
                                        (Accumulated Net  Net Realized  Paid-In
                                        Investment Loss)      Loss     Capital
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund$                   209,164        $1,067 $   (210,231)
================================================================================
 Columbia Tax-Managed
   Growth Fund                             2,764,242            --   (2,764,242)
================================================================================
 Columbia Tax-Managed
   Growth Fund II                            452,677            --     (452,677)
================================================================================
 Columbia Tax-Managed
   Value Fund                                   (368)          366            2
================================================================================



Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended October 31, 2004 was as follows:

                                            Ordinary    Long-Term    Tax Return
                                             Income   Capital Gains  of Capital
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund                   $     --           $--          $--
================================================================================
 Columbia Tax-Managed
   Growth Fund                                    --            --           --
================================================================================
 Columbia Tax-Managed
   Growth Fund II                                 --            --           --
================================================================================
 Columbia Tax-Managed
   Value Fund                                150,459            --           --
================================================================================


For the year ended October 31, 2003, the Funds did not distribute any taxable income or capital gains.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                        Undistributed Undistributed      Net
                                            Ordinary   Long-Term    Unrealized
                                             Income  Capital Gains Appreciation*
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund                   $     --           $--  $ 1,028,814
================================================================================
 Columbia Tax-Managed
   Growth Fund                                    --            --   45,673,976
================================================================================
 Columbia Tax-Managed
   Growth Fund II                                 --            --    3,587,304
================================================================================
 Columbia Tax-Managed
   Value Fund                                203,115            --   12,982,676
================================================================================


* The difference between book-basis and tax-basis net unrealized appreciation is primarily due to deferral of losses from wash sales.

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

Unrealized appreciation and depreciation at October 31, 2004, based on cost of investments for federal income tax purposes, was:

                                         Unrealized    Unrealized Net Unrealized
                                        Appreciation  Depreciation  Appreciation
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund$                 1,334,383   $  (305,569) $ 1,028,814
================================================================================
 Columbia Tax-Managed
   Growth Fund                            54,421,213    (8,747,237)  45,673,976
================================================================================
 Columbia Tax-Managed
   Growth Fund II                          6,003,910    (2,416,606)   3,587,304
================================================================================
 Columbia Tax-Managed
   Value Fund                             14,268,803    (1,286,127)  12,982,676
================================================================================


The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Columbia     Columbia     Columbia
                           Tax-Managed   Tax-Managed  Tax-Managed    Columbia
                            Aggressive      Growth       Growth     Tax-Managed
 Expiring in:              Growth Fund*      Fund        Fund II    Value Fund
================================================================================
 2008                      $        --  $  5,548,322   $        --  $        --
================================================================================
 2009                        9,983,709    90,676,212    17,627,867           --
================================================================================
 2010                        2,819,769    55,723,137     9,577,005   10,685,137
================================================================================
 2011                               --    12,700,626     2,648,834   11,272,748
================================================================================
 Total                     $12,803,478  $164,648,297   $29,853,706  $21,957,885
================================================================================


* Columbia Tax-Managed Aggressive Growth Fund is expected to liquidate on or about December 10, 2004. The capital loss carryforward for this Fund will not be utilized.

Capital loss carryforwards utilized during the year ended October 31, 2004 were as follows:

 Columbia Tax-Managed Aggressive Growth Fund                        $ 1,650,310
================================================================================
 Columbia Tax-Managed Growth Fund                                    22,969,197
================================================================================
 Columbia Tax-Managed Growth Fund II                                  2,037,668
================================================================================
 Columbia Tax-Managed Value Fund                                      4,904,665
================================================================================


NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Funds' investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

                                              Fees on       Fees on     Fees on
                                              Average       Average     Average
                                               Daily         Daily       Daily
                                            Net Assets    Net Assets  Net Assets
                                               First         Next        Over
                                          $500 Million  $500 Million  $1 Billion
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund                       0.80%         0.75%        0.70%
================================================================================
 Columbia Tax-Managed Growth Fund               0.60%         0.55%        0.50%
================================================================================
 Columbia Tax-Managed Growth Fund II            0.80%         0.75%        0.70%
================================================================================
 Columbia Tax-Managed Value Fund                0.80%         0.75%        0.70%
================================================================================


SUB-ADVISORY FEE

Stein Roe Investment Counsel LLC ("SRIC") has been retained by Columbia as sub-advisor to Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II to manage the day-to-day investment operations of the two Funds. Columbia, out of the investment advisory fee it receives, pays SRIC a monthly sub-advisory fee equal to a base rate of 0.20% annually of the average daily net assets for each of the two Funds. This base fee of 0.20% can be adjusted quarterly to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance, as determined by Morningstar, Inc.'s Large Blend category, of each Fund over a specified period of time. In addition, Columbia's contract with SRIC provides that SRIC shall not receive a fee less than $350,000 per annum in the aggregate for managing both Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee based on each Fund's average daily net assets at the following annual rates:

 Columbia Tax-Managed Aggressive Growth Fund                               0.05%
================================================================================
 Columbia Tax-Managed Growth Fund                                          0.25%
================================================================================
 Columbia Tax-Managed Growth Fund II                                       0.05%
================================================================================
 Columbia Tax-Managed Value Fund                                           0.05%
================================================================================

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual flat fee of $10,000 paid monthly, and in any month that a Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.

For the year ended October 31, 2004, the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

 Columbia Tax-Managed Aggressive Growth Fund                              0.104%
================================================================================
 Columbia Tax-Managed Growth Fund                                         0.028%
================================================================================
 Columbia Tax-Managed Growth Fund II                                      0.028%
================================================================================
 Columbia Tax-Managed Value Fund                                          0.040%
================================================================================


TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended October 31, 2004, the Funds' effective transfer agent fee rates, inclusive of out-of-pocket fees, were as follows:

 Columbia Tax-Managed Aggressive Growth Fund                               0.29%
================================================================================
 Columbia Tax-Managed Growth Fund                                          0.19%
================================================================================
 Columbia Tax-Managed Growth Fund II                                       0.20%
================================================================================
 Columbia Tax-Managed Value Fund                                           0.18%
================================================================================


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the year ended October 31, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:


                                                                 Front-End
                                                                Sales Charge
================================================================================
                                                           Class A      Class E
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund                                  $ 1,028         $ --
================================================================================
 Columbia Tax-Managed
   Growth Fund                                              10,836           --
================================================================================
 Columbia Tax-Managed
   Growth Fund II                                            3,622           --
================================================================================
 Columbia Tax-Managed
   Value Fund                                                3,754           --
================================================================================


                                           CDSC

================================================================================
                                   Class A    Class B   Class C  Class E Class F
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund            $ 50    $ 35,535    $   71     $--     $--
================================================================================
 Columbia Tax-Managed
   Growth Fund                         --     595,135       770      --      --
================================================================================
 Columbia Tax-Managed
   Growth Fund II                      --     129,401       115      --      --
================================================================================
 Columbia Tax-Managed
   Value Fund                          --     177,676     1,234      --      --
================================================================================


The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

 Distribution Fees:                Class A    Class B   Class C  Class E Class F
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund            0.05%       0.75%     0.75%    N/A     N/A
================================================================================
 Columbia Tax-Managed
   Growth Fund                        N/A        0.75%     0.75%   0.10%   0.75%
================================================================================
 Columbia Tax-Managed
   Growth Fund II                     N/A        0.75%     0.75%    N/A     N/A
================================================================================
 Columbia Tax-Managed
   Value Fund                        0.05%       0.75%     0.75%    N/A     N/A
================================================================================

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

 Service Fees:                     Class A    Class B   Class C  Class E Class F
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund            0.25%       0.25%     0.25%    N/A     N/A
================================================================================
 Columbia Tax-Managed
   Growth Fund                       0.25%       0.25%     0.25%   0.25%   0.25%
================================================================================
 Columbia Tax-Managed
   Growth Fund II                    0.25%       0.25%     0.25%    N/A     N/A
================================================================================
 Columbia Tax-Managed
   Value Fund                        0.25%       0.25%     0.25%    N/A     N/A
================================================================================


The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive fees and reimburse the Funds listed below for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed certain expense limitations. For the year ended October 31, 2004, total expenses were limited to the following percentages annually of the Funds' average daily net assets:

                                                   Average Daily   Average Daily
                                                     Net Assets      Net Assets
                                                         First         Over
                                                    $100 Million    $100 Million
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund                               1.25%          1.25%
================================================================================
 Columbia Tax-Managed Growth Fund II                    1.25%          1.50%
================================================================================


CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the year ended October 31, 2004, the Funds paid fees to Columbia for such services as follows:

 Columbia Tax-Managed Aggressive Growth Fund                             $1,308
================================================================================
 Columbia Tax-Managed Growth Fund                                         1,808
================================================================================
 Columbia Tax-Managed Growth Fund II                                      1,359
================================================================================
 Columbia Tax-Managed Value Fund                                          1,417
================================================================================


These amounts are included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                     Purchases          Sales
================================================================================
 Columbia Tax-Managed
   Aggressive Growth Fund                          $ 15,307,518    $ 18,476,483
================================================================================
 Columbia Tax-Managed
   Growth Fund                                      122,357,799     178,418,440
================================================================================
 Columbia Tax-Managed
   Growth Fund II                                    16,674,701      24,382,886
================================================================================
 Columbia Tax-Managed
   Value Fund                                        29,718,314      44,196,653
================================================================================


NOTE 6. OTHER

During the period April 1, 2004 through October 31, 2004, Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II purchased shares of Bank of America Corp. in violation of investment restrictions. The shares that caused that violation were sold at a loss of $39 and $5 for Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II, respectively. The Funds have been reimbursed by SRIC.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

During the year ended October 31, 2004, Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II used Bank of America

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the year were $500 and $50 for Columbia Tax-Managed Growth Fund and Columbia Tax-Managed Growth Fund II, respectively.

NOTE 8. LINE OF CREDIT

The Funds and certain other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings under the line of credit will be used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended October 31, 2004, the Funds did not borrow under this arrangement.

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain

--------------------------------------------------------------------------------
October 31, 2004
                                                      Columbia Tax-Managed Funds

funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended October 31, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

 Columbia Tax-Managed Aggressive Growth Fund                            $   566
================================================================================
 Columbia Tax-Managed Growth Fund                                        15,281
================================================================================
 Columbia Tax-Managed Growth Fund II                                      2,152
================================================================================
 Columbia Tax-Managed Value Fund                                          3,769
================================================================================


NOTE 10. SUBSEQUENT EVENT

On October 13, 2004, the Board of Trustees of the Columbia Tax-Managed Aggressive Growth Fund voted to liquidate the Fund. The Fund was closed to new investors as of the close of business on November 10, 2004. The effective date of the liquidation is expected to be on or about December 10, 2004.

FINANCIAL HIGHLIGHTS
                    ------------------------------------------------------------
                                     Columbia Tax-Managed Aggressive Growth Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================

   CLASS A SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $7.82          $6.44          $7.01         $12.36       $11.59
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.09)         (0.08)         (0.09)         (0.09)       (0.04)
   Net realized and unrealized gain (loss)
     on investments and foreign currency                         (0.05)          1.46          (0.48)         (5.26)        0.81
                                                              --------       --------       --------      --------      --------
   Total from investment operations                              (0.14)          1.38          (0.57)         (5.35)        0.77
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $7.68          $7.82          $6.44          $7.01       $12.36
   Total return (c)(d)                                         (1.79)%         21.43%        (8.13)%       (43.28)%        6.64%(e)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (f)                                                  1.55%          1.55%          1.55%          1.55%        1.55%(g)
   Net investment loss (f)                                     (1.21)%         (1.25)%       (1.27)%        (1.05)%      (1.19)%(g)
   Waiver/reimbursement                                          0.79%          1.02%          0.69%          0.85%        1.82%(g)
   Portfolio turnover rate                                        129%           116%           121%           188%          47%(e)
   Net assets, end of period (000's)                            $2,624         $3,838         $2,825         $4,043       $5,227
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.



                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS B SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $7.63          $6.33          $6.95         $12.34       $11.59
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:

   Net investment loss (b)                                       (0.15)         (0.13)         (0.14)         (0.15)       (0.06)
   Net realized and unrealized gain (loss)
     on investments and foreign currency                         (0.04)          1.43          (0.48)         (5.24)        0.81
                                                              --------       --------       --------      --------      --------
   Total from investment operations                              (0.19)          1.30          (0.62)         (5.39)        0.75
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $7.44          $7.63          $6.33          $6.95       $12.34
   Total return (c)(d)                                         (2.49)%         20.54%        (8.92)%       (43.68)%        6.47%(e)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (f)                                                  2.25%          2.25%          2.25%          2.25%        2.25%(g)
   Net investment loss (f)                                     (1.91)%        (1.95)%        (1.97)%        (1.75)%      (1.89)%(g)
   Waiver/reimbursement                                          0.79%          1.02%          0.69%          0.85%        1.82%(g)
   Portfolio turnover rate                                        129%           116%           121%           188%          47%(e)
   Net assets, end of period (000's)                            $6,442         $8,632         $8,238        $10,979      $18,080
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no contingent deferred sales charge.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                     Columbia Tax-Managed Aggressive Growth Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS C SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $7.63          $6.33          $6.95         $12.34       $11.59
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.15)         (0.13)         (0.14)         (0.15)       (0.06)
   Net realized and unrealized gain (loss)
     on investments and foreign currency                         (0.04)          1.43          (0.48)         (5.24)        0.81
                                                              --------       --------       --------      --------      --------
   Total from investment operations                              (0.19)          1.30          (0.62)         (5.39)        0.75
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $7.44          $7.63          $6.33          $6.95       $12.34
   Total return (c)(d)                                         (2.49)%         20.54%        (8.92)%       (43.68)%        6.47%(e)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (f)                                                  2.25%          2.25%          2.25%          2.25%        2.25%(g)
   Net investment loss (f)                                     (1.91)%        (1.95)%        (1.97)%        (1.75)%      (1.89)%(g)
   Waiver/reimbursement                                          0.79%          1.02%          0.69%          0.85%        1.82%(g)
   Portfolio turnover rate                                        129%           116%           121%           188%          47%(e)
   Net assets, end of period (000's)                            $1,410         $1,644         $1,699         $2,508       $1,567
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no contingent deferred sales charge.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.


                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS Z SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $7.83          $6.43          $7.03         $12.37       $11.59
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.07)         (0.07)         (0.07)         (0.07)       (0.03)
   Net realized and unrealized gain (loss)
     on investments and foreign currency                         (0.04)          1.47          (0.53)         (5.27)        0.81
                                                              --------       --------       --------      --------      --------
   Total from investment operations                              (0.11)          1.40          (0.60)         (5.34)        0.78
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $7.72          $7.83          $6.43          $7.03       $12.37
   Total return (c)(d)                                         (1.40)%         21.77%        (8.53)%       (43.17)%        6.73%(e)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (f)                                                  1.25%          1.25%          1.25%          1.25%        1.25%(g)
   Net investment loss (f)                                     (0.91)%         (0.95)%       (0.97)%        (0.75)%      (0.89)%(g)
   Waiver/reimbursement                                          0.79%          1.02%          0.69%          0.85%        1.82%(g)
   Portfolio turnover rate                                        129%           116%           121%           188%          47%(e)
   Net assets, end of period (000's)                               $30            $18             $3            $61         $128
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Columbia Tax-Managed Growth Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS A SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $13.09         $10.87         $12.68         $18.38       $17.19
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (a)                                       (0.04)         (0.03)         (0.02)         (0.06)       (0.12)
   Net realized and unrealized gain
     (loss) on investments                                        0.37           2.25          (1.79)         (5.64)        1.31
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.33           2.22          (1.81)         (5.70)        1.19
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $13.42         $13.09         $10.87         $12.68       $18.38
   Total return (b)                                              2.52%(c)      20.42%       (14.27)%       (31.01)%        6.92%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (d)                                                  1.39%          1.42%          1.41%          1.39%        1.44%
   Net investment loss (d)                                     (0.30)%        (0.28)%        (0.18)%        (0.38)%      (0.67)%
   Portfolio turnover rate                                         40%            39%            42%            82%          69%
   Net assets, end of period (000's)                           $62,390        $69,764        $66,760       $102,403     $163,502
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A shares total return.

(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS B SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $12.43         $10.39         $12.22         $17.85       $16.82
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:

   Net investment loss (a)                                       (0.14)         (0.11)         (0.11)         (0.17)       (0.26)
   Net realized and unrealized gain
     (loss) on investments                                        0.36           2.15          (1.72)         (5.46)        1.29
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.22           2.04          (1.83)         (5.63)        1.03
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $12.65         $12.43         $10.39         $12.22       $17.85
   Total return (b)                                              1.77%(c)      19.63%       (14.98)%       (31.54)%        6.12%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (d)                                                  2.14%          2.17%          2.16%          2.14%        2.19%
   Net investment loss (d)                                     (1.05)%        (1.03)%        (0.93)%        (1.13)%      (1.42)%
   Portfolio turnover rate                                         40%            39%            42%            82%          69%
   Net assets, end of period (000's)                          $173,189       $213,481       $216,801       $327,645     $532,082
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Total return at net asset value assuming no contingent deferred sales charge.

(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B shares total return.

(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Columbia Tax-Managed Growth Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS C SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $12.43         $10.39         $12.21         $17.85       $16.82
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (a)                                       (0.14)         (0.11)         (0.11)         (0.17)       (0.26)
   Net realized and unrealized gain
     (loss) on investments                                        0.36           2.15          (1.71)         (5.47)        1.29
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.22           2.04          (1.82)         (5.64)        1.03
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $12.65         $12.43         $10.39         $12.21       $17.85
   Total return (b)                                              1.77%(c)      19.63%       (14.91)%       (31.60)%        6.12%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (d)                                                   2.14%         2.17%          2.16%          2.14%        2.19%
   Net investment loss (d)                                      (1.05)%       (1.03)%        (0.93)%        (1.13)%      (1.42)%
   Portfolio turnover rate                                          40%           39%            42%            82%          69%
   Net assets, end of period (000's)                           $25,416        $30,035        $30,837        $47,069      $80,232
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Total return at net asset value assuming no contingent deferred sales charge.

(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C shares total return.

(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS E SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $13.02         $10.82         $12.63         $18.34       $17.17
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.05)         (0.04)         (0.03)         (0.07)       (0.14)
   Net realized and unrealized gain
     (loss) on investments                                        0.37           2.24          (1.78)         (5.64)        1.31
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.32           2.20          (1.81)         (5.71)        1.17
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $13.34         $13.02         $10.82         $12.63       $18.34
   Total return (c)                                              2.46%(d)      20.33%       (14.33)%       (31.13)%        6.81%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (e)                                                  1.49%          1.52%          1.51%          1.49%        1.54%
   Net investment loss (e)                                     (0.40)%        (0.38)%        (0.28)%        (0.48)%      (0.77)%
   Portfolio turnover rate                                         40%            39%            42%            82%          69%
   Net assets, end of period (000's)                            $7,065         $6,908         $5,794         $6,820       $9,171
------------------------------------------------------------------------------------------------------------------------------------

(a)Class E shares were collapsed into Class G shares on February 28, 2000, which were then redesignated Class E shares.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class E shares total return.

(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                Columbia Tax-Managed Growth Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS F SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $12.44         $10.41         $12.23         $17.87       $16.83
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.14)         (0.11)         (0.11)         (0.17)       (0.26)
   Net realized and unrealized gain
     (loss) on investments                                        0.37           2.14          (1.71)         (5.47)        1.30
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.23           2.03          (1.82)         (5.64)        1.04
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $12.67         $12.44         $10.41         $12.23       $17.87
   Total return (c)                                              1.85%(d)      19.50%       (14.88)%       (31.56)%        6.18%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (e)                                                  2.14%          2.17%          2.16%          2.14%        2.19%
   Net investment loss (e)                                     (1.05)%        (1.03)%        (0.93)%        (1.13)%      (1.42)%
   Portfolio turnover rate                                         40%            39%            42%            82%          69%
   Net assets, end of period (000's)                           $10,353        $10,265         $8,709        $10,101     $13,368
------------------------------------------------------------------------------------------------------------------------------------

(a)Class F shares were collapsed into Class H shares on February 28, 2000, which were then redesignated Class F shares.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no contingent deferred sales charge.

(d)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class F shares total return.

(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS Z SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $13.24         $10.96         $12.76         $18.46       $17.23
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (a)                              (0.01)         (0.01)          0.01          (0.02)       (0.08)
   Net realized and unrealized gain
     (loss) on investments                                        0.39           2.29          (1.81)         (5.68)        1.31
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.38           2.28          (1.80)         (5.70)        1.23
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $13.62         $13.24         $10.96         $12.76       $18.46
   Total return (b)                                              2.87%(c)      20.80%       (14.11)%       (30.88)%        7.14%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (d)                                                  1.14%          1.17%          1.16%          1.14%        1.19%
   Net investment income (loss) (d)                            (0.06)%        (0.03)%          0.07%        (0.13)%      (0.42)%
   Portfolio turnover rate                                         40%            39%            42%            82%          69%
   Net assets, end of period (000's)                              $286           $442            $80           $915       $1,941
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Total return at net asset value.

(c)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z shares total return.

(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                             Columbia Tax-Managed Growth Fund II


   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS A SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $8.33          $6.94          $7.92         $11.55       $12.00
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.04)         (0.02)         (0.02)         (0.04)       (0.07)
   Net realized and unrealized gain
     (loss) on investments                                        0.21           1.41          (0.96)         (3.59)       (0.38)
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.17           1.39          (0.98)         (3.63)       (0.45)
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $8.50          $8.33          $6.94          $7.92       $11.55
   Total return (c)(d)                                           2.04%(e)      20.03%       (12.37)%       (31.43)%      (3.75)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (g)                                                  1.50%          1.50%          1.50%          1.50%        1.50%(h)
   Net investment loss (g)                                     (0.41)%        (0.33)%        (0.29)%        (0.42)%      (0.84)%(h)
   Waiver/reimbursement                                          0.07%          0.25%          0.20%          0.16%        0.62%(h)
   Portfolio turnover rate                                         38%            36%            49%            90%          32%(f)
   Net assets, end of period (000's)                            $6,634         $7,515         $7,692         $9,486       $6,769
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on March 7, 2000.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A shares total return.

(f)Not annualized.

(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)Annualized.


                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS B SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $8.10          $6.80          $7.82         $11.51       $12.00
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.10)         (0.08)         (0.08)         (0.11)       (0.12)
   Net realized and unrealized gain
     (loss) on investments                                        0.21           1.38          (0.94)         (3.58)       (0.37)
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.11           1.30          (1.02)         (3.69)       (0.49)
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $8.21          $8.10          $6.80          $7.82       $11.51
   Total return (c)(d)                                           1.36%(e)      19.12%       (13.04)%       (32.06)%      (4.08)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (g)                                                  2.25%          2.25%          2.25%          2.25%        2.25%(h)
   Net investment loss (g)                                     (1.16)%        (1.08)%        (1.04)%        (1.17)%      (1.59)%(h)
   Waiver/reimbursement                                          0.07%          0.25%          0.20%          0.16%        0.62%(h)
   Portfolio turnover rate                                         38%            36%            49%            90%          32%(f)
   Net assets, end of period (000's)                           $26,584        $31,557        $30,871        $42,391      $50,859
------------------------------------------------------------------------------------------------------------------------------------

(a) The Fund commenced investment operations on March 7, 2000.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no contingent deferred sales charge.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B shares total return.

(f)Not annualized.

(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                             Columbia Tax-Managed Growth Fund II


   Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS C SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $8.08          $6.78          $7.80         $11.50       $12.00
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.10)         (0.08)         (0.08)         (0.11)       (0.12)
   Net realized and unrealized gain
     (loss) on investments                                        0.21           1.38          (0.94)         (3.59)       (0.38)
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.11           1.30          (1.02)         (3.70)       (0.50)
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $8.19          $8.08          $6.78          $7.80       $11.50
   Total return (c)(d)                                           1.36%(e)      19.17%       (13.08)%       (32.17)%      (4.17)%(f)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (g)                                                  2.25%          2.25%          2.25%          2.25%        2.25%(h)
   Net investment loss (g)                                     (1.16)%        (1.08)%        (1.04)%        (1.17)%      (1.59)%(h)
   Waiver/reimbursement                                          0.07%          0.25%          0.20%          0.16%        0.62%(h)
   Portfolio turnover rate                                         38%            36%            49%            90%          32%(f)
   Net assets, end of period (000's)                            $5,389         $6,444         $6,481         $8,994       $5,801
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on March 7, 2000.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming no contingent deferred sales charge.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C shares total return.

(f)Not annualized.

(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)Annualized.



                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS Z SHARES                                                 2004          2003           2002           2001        2000 (A)
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $8.39          $6.97          $7.95         $11.58       $12.00
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                       (0.01)         (0.01)            --(c)       (0.02)       (0.05)
   Net realized and unrealized gain
     (loss) on investments                                        0.21           1.43          (0.98)         (3.61)       (0.37)
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               0.20           1.42          (0.98)         (3.63)       (0.42)
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                                $8.59          $8.39          $6.97          $7.95       $11.58
   Total return (d)(e)                                           2.38%(f)      20.37%       (12.33)%       (31.35)%      (3.50)%(g)
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (h)                                                  1.25%          1.25%          1.25%          1.25%        1.25%(i)
   Net investment loss (h)                                     (0.16)%        (0.08)%        (0.04)%        (0.17)%      (0.59)%(i)
   Waiver/reimbursement                                          0.07%          0.25%          0.20%          0.16%        0.62%(i)
   Portfolio turnover rate                                         38%            36%            49%            90%          32%(g)
   Net assets, end of period (000's)                            $1,045           $831           $894         $1,211       $4,740
------------------------------------------------------------------------------------------------------------------------------------

(a)The Fund commenced investment operations on March 7, 2000.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Rounds to less than $0.01 per share.

(d)Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Total return at net asset value.

(f)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z shares total return.

(g)Not annualized.

(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                 Columbia Tax-Managed Value Fund

   Selected data for a share outstanding throughout each period is as follows:


                                                                                      YEAR ENDED OCTOBER 31,
                                                              ======================================================================
   CLASS A SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $10.10          $8.89         $11.40         $11.41       $10.64
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (a)                                      0.09           0.07           0.04           0.04         0.04
   Net realized and unrealized gain
     (loss) on investments                                        1.30           1.14          (2.55)         (0.05)        0.73
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               1.39           1.21          (2.51)         (0.01)        0.77
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                    (0.09)            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $11.40         $10.10          $8.89         $11.40       $11.41
   Total return (b)                                             13.78%         13.61%       (22.02)%        (0.09)%        7.24%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (c)                                                  1.52%          1.70%          1.61%          1.71%        1.80%
   Net investment income (c)                                     0.82%          0.72%          0.34%          0.32%        0.39%
   Portfolio turnover rate                                         38%            68%            72%            47%          76%
   Net assets, end of period (000's)                           $14,522        $16,725        $19,767        $25,694     $14,017
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                                      YEAR ENDED OCTOBER 31,
                                                             ======================================================================
   CLASS B SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $9.80          $8.68         $11.22         $11.30       $10.61
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (a)                               0.01             --(b)       (0.04)         (0.04)       (0.03)
   Net realized and unrealized gain
     (loss) on investments                                        1.26           1.12          (2.50)         (0.04)        0.72
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               1.27           1.12          (2.54)         (0.08)        0.69
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                      (--)(b)         --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $11.07          $9.80          $8.68         $11.22       $11.30
   Total return (c)                                             12.98%         12.90%       (22.64)%        (0.71)%        6.50%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (d)                                                  2.22%          2.40%          2.31%          2.41%        2.50%
   Net investment income (loss) (d)                              0.12%          0.02%         (0.36)%       (0.38)%      (0.31)%
   Portfolio turnover rate                                         38%            68%            72%            47%          76%
   Net assets, end of period (000's)                           $46,717        $50,117        $52,701        $69,720      $49,112
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Rounds to less than $0.01 per share.

(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                 Columbia Tax-Managed Value Fund

   Selected data for a share outstanding throughout each period is as follows:


                                                                                      YEAR ENDED OCTOBER 31,
                                                             ======================================================================
   CLASS C SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                          $9.80          $8.68         $11.22         $11.30       $10.61
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:

   Net investment income (loss) (a)                               0.01             --(b)       (0.04)         (0.04)       (0.03)
   Net realized and unrealized gain
     (loss) on investments                                        1.26           1.12          (2.50)         (0.04)        0.72
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               1.27           1.12          (2.54)         (0.08)        0.69
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

   From net investment income                                      (--)(b)         --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $11.07          $9.80          $8.68         $11.22       $11.30
   Total return (c)                                             12.98%         12.90%       (22.64)%        (0.71)%        6.50%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

   Expenses (d)                                                  2.22%          2.40%          2.31%          2.41%        2.50%
   Net investment income (loss) (d)                              0.12%          0.02%        (0.36)%        (0.38)%      (0.31)%
   Portfolio turnover rate                                         38%            68%            72%            47%          76%
   Net assets, end of period (000's)                           $11,864        $13,674        $17,463        $21,367      $10,331
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Rounds to less than $0.01 per share.

(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


                                                                                      YEAR ENDED OCTOBER 31,
                                                             ======================================================================
   CLASS Z SHARES                                                 2004          2003           2002           2001          2000
====================================================================================================================================
   NET ASSET VALUE, BEGINNING OF PERIOD                         $10.22          $8.96         $11.46         $11.43       $10.65
------------------------------------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (a)                                      0.13           0.10           0.07           0.07         0.07
   Net realized and unrealized gain
     (loss) on investments                                        1.30           1.16          (2.57)         (0.04)        0.71
                                                              --------       --------       --------      --------      --------
   Total from investment operations                               1.43           1.26          (2.50)          0.03         0.78
------------------------------------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                    (0.12)            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                               $11.53         $10.22          $8.96         $11.46       $11.43
   Total return (b)                                             14.10%         14.06%       (21.82)%          0.26%        7.32%
------------------------------------------------------------------------------------------------------------------------------------
   RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Expenses (c)                                                  1.22%          1.40%          1.31%          1.41%        1.50%
   Net investment income (c)                                     1.12%          1.02%          0.64%          0.62%        0.69%
   Portfolio turnover rate                                         38%            68%            72%            47%          76%
   Net assets, end of period (000's)                               $47            $32             $1             $1           $1
------------------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.

(b)Total return at net asset value assuming all distributions reinvested.

(c)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                       -------------------------
                                                      Columbia Tax-Managed Funds

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST I AND THE SHAREHOLDERS OF:

   COLUMBIA TAX-MANAGED AGGRESSIVE GROWTH FUND
   COLUMBIA TAX-MANAGED GROWTH FUND
   COLUMBIA TAX-MANAGED GROWTH FUND II
   COLUMBIA TAX-MANAGED VALUE FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at October 31, 2004, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, except for Columbia Tax-Managed Aggressive Growth Fund and Columbia Tax-Managed Growth Fund II which is for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements and financial highlights of the Columbia Tax-Managed Aggressive Growth Fund and the Columbia Tax-Managed Growth Fund II as of October 31, 2003 and for fiscal periods ending on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those statements and highlights.

The Trustees of the Columbia Tax-Managed Aggressive Growth Fund approved a plan of liquidation for the Fund as described in Note 10.

PricewaterhouseCoopers LLP
Boston, Massachusetts

December 21, 2004

UNAUDITED INFORMATION
                     -----------------------------------------------------------
                                                      Columbia Tax-Managed Funds

FEDERAL INCOME TAX INFORMATION

COLUMBIA TAX-MANAGED VALUE FUND

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2003 to October 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

100.00% of the ordinary income distributed by the Fund, for the year ended October 31, 2004, qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS
                     -----------------------------------------------------------
                                                      Columbia Tax-Managed Funds

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE/1/       FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES
DOUGLAS A. HACKER (age 49)                       Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                   (formerly President of UAL Loyalty Services (airline) from September 2001 to
Chicago, IL 60666                                December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                             Airlines from March 1999 to September 2001;Senior Vice President-Finance from
                                                 March 1993 to July 1999). Oversees 118, None
                                                 -----------------------------------------------------------------------------------

JANET LANGFORD KELLY (age 47)                    Adjunct Professor of Law, Northwestern University, since September 2004; Private
9534 W. Gull Lake Drive                          Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                          President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                             March 2004; Executive Vice President - Corporate Development and Administration,
                                                 General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                                 1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                                 Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September 1999). Oversees 118, None
                                                 -----------------------------------------------------------------------------------
RICHARD W. LOWRY (age 68)                        Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                           U. S. Plywood Corporation (building products manufacturer)). Oversees 120/3/, None
Vero Beach, FL 32963
Trustee (since 1995)
                                                 -----------------------------------------------------------------------------------
CHARLES R. NELSON (age 62)                       Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                          Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                         September 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                                Washington from September 2001 to June 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                             University of Washington, since September 1980; Associate Editor, Journal of Money
                                                 Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None
                                                 -----------------------------------------------------------------------------------
JOHN J. NEUHAUSER (age 61)                       Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                  (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                     September 1999). Oversees 121/3/, /4/, Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                                 -----------------------------------------------------------------------------------
PATRICK J. SIMPSON (age 60)                      Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                 -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE/1/       FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD

DISINTERESTED TRUSTEES
THOMAS E. STITZEL (age 68)                       Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                           College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                  Oversees 118, None.
Trustee (since 1998)
                                                 -----------------------------------------------------------------------------------
THOMAS C. THEOBALD (age 67)                      Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                   since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                       (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                                Anixter International (network support equipment distributor); Ventas, Inc. (real
Trustee and Chairman of the Board/5/             estate investment trust); Jones Lang LaSalle (real estate management services) and
(since 1996)                                     Ambac Financial Group (financial guaranty insurance)
                                                 -----------------------------------------------------------------------------------
ANNE-LEE VERVILLE (age 59)                       Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                           Corporation (computer and technology) from 1994 to 1997). Oversees 119/4/, Chairman
Hopkinton, NH 03229                              of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor
Trustee (since 1998)                             of giftware and collectibles)
                                                 -----------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (age 63)                    Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                     Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                               BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                             Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
                                                 -----------------------------------------------------------------------------------
INTERESTED TRUSTEE

WILLIAM E. MAYER/2/ (age 64)                     Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                  (formerly Partner, Development Capital LLC from November 1996 to February 1999).
Suite 3204                                       Oversees 120/3/, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                               service provider); First Health (healthcare); Reader's Digest (publishing);
Trustee (since 1994)                             OPENFIELD Solutions (retail industry technology provider)
                                                 -----------------------------------------------------------------------------------



1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3 Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

5  Mr. Theobald was appointed as Chairman of the Board effective December 10,
   2003.



The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without change, upon request by calling 800-426-3750.

--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED
TO OFFICE                                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

OFFICERS

CHRISTOPHER L. WILSON (age 47)                   Head of Mutual Funds of the Advisor since August 2004; President of the Columbia
One Financial Center                             Funds since October 2004 (formerly President and Chief Executive Officer, CDC IXIS
Boston, MA 02111                                 Asset Management Services, Inc. from September 1998 to August 2004).
President (since 2004)
                                                 -----------------------------------------------------------------------------------
J. Kevin Connaughton (age 40)                    Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                             2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                                 Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                           Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                                 1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                 (formerly Treasurer from December 2002 to December 2004 and President from
                                                 February 2004 to December 2004 of Columbia Management Multi-Strategy Hedge Fund,
                                                 LLC; Vice President of Colonial Management Associates, Inc. from February 1998 to October 2000).
                                                 -----------------------------------------------------------------------------------
MARY JOAN HOENE (age 54)                         Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the
40 West 57th Street                              Liberty All-Star Funds since August 2004 (formerly Partner, Carter, Ledyard &
New York, NY 10019                               Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn
Senior Vice President and                        LLP from November 1999 to December 2000; Vice President and Counsel, Equitable Life
Chief Compliance Officer                         Assurance Society of the United States from April 1998 to November 1999).
(since 2004)
                                                 -----------------------------------------------------------------------------------
MICHAEL G. CLARKE (age 34)                       Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                             since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                 All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June, 2002
Chief Accounting Officer                         to May 2004; Vice President, Product Strategy & Development of the Liberty Funds
(since 2004)                                     Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                 and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                                 Deloitte & Touche LLP from May 1997 to August 1999).
                                                 -----------------------------------------------------------------------------------
JEFFREY R. COLEMAN (age 35)                      Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                             2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                 Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February 2003
Controller (since 2004)                          to September 2004; Assistant Vice President of CDC IXIS Asset Management Services,
                                                 Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February
                                                 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).
                                                 -----------------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 45)                      Secretary of the Columbia Funds since December 2004 (formerly Of Counsel, Bingham
One Financial Center                             McCutchen from April 2001 to September 2004; Executive Director and General
Boston, MA 02111                                 Counsel, Massachusetts Pension Reserves Investment Management Board from September
Secretary (since 2004)                           1997 to March 2001).
                                                 -----------------------------------------------------------------------------------

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                       This page intentionally left blank.

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------
                                                      Columbia Tax-Managed Funds

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Managed Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the Funds' proxy voting policies and procedures is available
(i) on the Funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available from the Funds' website.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for Columbia Tax-Managed Aggressive Growth Fund and Columbia Tax-Managed Growth Fund II. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended October 31, 2004.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

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to you.

COLUMBIA TAX-MANAGED FUNDS  Annual Report, October 31, 2004



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[LOGO]:
COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT

[C] 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611   WWW.COLUMBIAFUNDS.COM

                                                 TM-02/442T-1004 (12/04) 04/3598

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the four series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, two of the series of the registrant included in this filing engaged a new independent accountant. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are approximately as follows:

                                 2004              2003
                                 $71,780           $81,840

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are approximately as follows:

                                 2004              2003
                                 $14,000           $16,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended October 31, 2004 and October 31, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are approximately as follows:

                                 2004              2003
                                 $8,600            $9,064

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended October 31, 2004 and October 31, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2004 and October 31, 2003 are as follows:

                                 2004              2003
                                 $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended October 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended October 31, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended October 31, 2004 and October 31, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through August 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended October 31, 2004 and October 31, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2004 and October 31, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust I
            -----------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                December 27, 2004
    -------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        -----------------------------------------------------
                                    Christopher L. Wilson, President

Date                                December 27, 2004
    -------------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        -----------------------------------------------------
                                    J. Kevin Connaughton, Treasurer

Date                                December 27, 2004
    -------------------------------------------------------------------------